UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund,

Tekla World Healthcare Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary proxy materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

IMPORTANT VOTING INFORMATION BELOW - PLEASE READ!

Dear Tekla Fund shareholder,

Enclosed you will find a proxy statement with information about the upcoming Special Meetings of Shareholders of the Tekla Funds, along with multiple ballots. Depending on the number of accounts you hold, one or more ballots will have the proposal to approve new advisory agreement(s) and one or more will have the proposal to elect new Trustees.

If you will be voting by mail, please make sure to execute and send back all ballots included.

If you will be voting by online at www.proxyvote.com, please read the below instructions:

1.	To start, please enter the control number from any of the ballots to start the voting process.
2.	Once you make your voting selections on the initial ballot, please hit Submit Vote.
3.	You will be brought to the next screen that will look similar to the below. PLEASE MAKE SURE TO SCROLL ALL THE WAY DOWN TO VOTE THE OTHER BALLOTS FOR THIS MEETING.

TEKLA HEALTHCARE INVESTORS
TEKLA LIFE SCIENCES INVESTORS
TEKLA HEALTHCARE OPPORTUNITIES FUND
TEKLA WORLD HEALTHCARE FUND

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500

IMPORTANT SHAREHOLDER INFORMATION

We are pleased to enclose the Notice of Special Joint Meetings and Joint Proxy Statement for the Special Joint Meetings of Shareholders (with any adjournments or postponements thereof) of Tekla Healthcare Investors ("HQH"), Tekla Life Sciences Investors ("HQL"), Tekla Healthcare Opportunities Fund ("THQ") and Tekla World Healthcare Fund ("THW") (each a "Fund" and collectively, the "Funds") to be held at 100 Federal Street, 19th Floor, Boston, Massachusetts 02110. The first special meeting will be held at 9:00 a.m. ET on August 14, 2023 (the "First Meeting") and the second special meeting will be held at 9:30 a.m. ET on August 14, 2023 (the "Second Meeting" and together with the First Meeting, the "Special Meetings").

The Funds' Boards of Trustees (each a "Board" and collectively, the "Boards"), including the Trustees who are not "interested persons" (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, are asking you to approve significant, and we believe, positive changes to the Funds.

Tekla Capital Management LLC ("Tekla"), the investment adviser to each of the Funds, has entered into a purchase agreement (the "Purchase Agreement") with abrdn Inc. pursuant to which Tekla has agreed to sell certain assets to abrdn Inc. relating to Tekla's advisory business for the Funds (the "Asset Transfer"). The completion of the Asset Transfer is subject to certain approvals by the shareholders of each Fund as well as other conditions set forth in the Purchase Agreement.

At the First Meeting, you will be asked to approve new investment advisory agreements between the Funds and abrdn Inc. (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") (the "First Meeting Proposal"). Copies of the New Advisory Agreements are attached as Exhibit A to the enclosed joint proxy statement. The Funds' investment management team, investment objectives, principal investment policies and investment advisory fees will not change as a result of the proposed change in investment adviser to abrdn Inc., an experienced manager and operator of U.S. registered closed-end funds.

In addition, at the Second Meeting, you will be asked to elect four new Trustees to serve as Trustees of the Funds (the "New Trustees") (the "Second Meeting Proposal" and together with the First Meeting Proposal, the "Proposals"). The New Trustees would replace four of the Trustees currently serving on the Boards (the "Resigning Trustees"). Two existing Trustees would continue to serve on the Boards after completion of the Asset Transfer (each a "New Board" and collectively, the "New Boards").

If (i) shareholders of all four of the Funds approve the New Advisory Agreements; (ii) shareholders of all four of the Funds elect the New Trustees; and (iii) the other conditions in the Purchase Agreement are satisfied or waived, abrdn Inc. will serve as investment adviser to the Funds (employing the same investment team currently employed by Tekla) and the New Trustees will replace the Resigning Trustees effective upon the completion of the Asset Transfer, which is expected to occur as soon as reasonably practicable following the affirmative vote of shareholders of the Funds, currently anticipated for the third quarter of 2023.

i

If (i) shareholders of one or more Funds do not approve the New Advisory Agreements; (ii) shareholders of one or more Funds do not elect the New Trustees; or (iii) the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed, the Purchase Agreement will terminate, Tekla will continue to serve as investment adviser to the Funds and all of the current Trustees will continue to serve as Trustees of the Funds.

The enclosed Notice of Special Joint Meetings outlines the items for you to consider and vote upon. The enclosed Joint Proxy Statement gives details about each proposal and should be carefully read and considered before you vote.

The Boards believe each Proposal is in the best interests of the Funds and their shareholders and unanimously recommend that you vote "FOR" each Proposal.

As a shareholder of record of one or more Funds as of the close of business on June 16, 2023, the record date, you are entitled to notice of, and to vote at, the Special Meetings; therefore, we are asking that you please take the time to cast your vote prior to the August 14, 2023 Special Meetings. If you have any questions regarding the proposals, please call the Funds' proxy solicitor, Okapi Partners LLC, toll-free at (877) 285-5990. If you do not vote, you may receive a phone call from Okapi Partners LLC reminding you to vote your shares.

As always, we appreciate your support.

Sincerely,

Daniel R. Omstead, Ph.D.
President

July 10, 2023

QUESTIONS AND ANSWERS
REGARDING THE JOINT PROXY STATEMENT AND
SPECIAL JOINT MEETINGS OF SHAREHOLDERS

While we strongly encourage you to read the full text of the enclosed Joint Proxy Statement, we are also providing you with a brief overview of the proposals ("Proposals") to be considered at the Special Joint Meetings of Shareholders (with any adjournments or postponements thereof) of Tekla Healthcare Investors ("HQH"), Tekla Life Sciences Investors ("HQL"), Tekla Healthcare Opportunities Fund ("THQ") and Tekla World Healthcare Fund ("THW") (each a "Fund" and collectively, the "Funds"). Your vote is important.

Q. Why are you sending me this information?

A. You are receiving this Joint Proxy Statement because you own shares of one or more of the Funds and have the right to vote on the very important Proposals concerning your investment.

Q. What am I being asked to vote "FOR" in this Joint Proxy Statement?

A. At the first special meeting (the "First Meeting") you will be asked to approve a new investment advisory agreement (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") between each Fund and abrdn Inc. (the "First Meeting Proposal").

At the second special meeting (the "Second Meeting" and together with the First Meeting, the "Special Meetings") you will be asked to elect four new Trustees to serve as Trustees of each Fund (the "New Trustees") (the "Second Meeting Proposal" and together with the First Meeting Proposal, the "Proposals").

If (i) shareholders of all four of the Funds approve the New Advisory Agreements; (ii) shareholders of all four of the Funds elect the New Trustees; and (iii) the other conditions in the Purchase Agreement (defined below) are satisfied or waived, abrdn Inc. will serve as investment adviser to the Funds (employing the same investment team currently employed by Tekla Capital Management LLC ("Tekla")) and the New Trustees will replace four of the Trustees currently serving on the Boards effective upon the completion of the Asset Transfer (defined below), which is expected to occur as soon as reasonably practicable following the affirmative vote of shareholders of the Funds, currently anticipated for the third quarter of 2023.

If (i) shareholders of one or more Funds do not approve the New Advisory Agreements; (ii) shareholders of one or more Funds do not elect the New Trustees; or (iii) the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed, the Purchase Agreement will terminate, Tekla will continue to serve as investment adviser to the Funds and all of the Trustees currently serving as Trustees of the Funds (the "Current Trustees") will continue to serve as Trustees of the Funds.

Q. How do the Boards of Trustees recommend that I vote?

A. The Boards of Trustees (each a "Board" collectively, the "Boards") of the Funds unanimously recommend that shareholders vote FOR the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Boards.

Q. What changes are being proposed to the Funds' investment adviser and why are the Boards recommending abrdn Inc.?

A. Tekla currently serves as the investment adviser to the Funds. On June 20, 2023, Tekla entered into a purchase agreement (the "Purchase Agreement") with abrdn Inc. pursuant to which Tekla has agreed to sell certain assets to abrdn Inc. relating to Tekla's advisory business for the Funds (the "Asset Transfer"). The Asset Transfer is subject to receipt of the necessary approvals of the New Advisory Agreements, election of the New Trustees and satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, in exchange for cash payment at the completion of the Asset Transfer and subsequent "earn out" payments tied to revenues following the Asset Transfer, Tekla has agreed to transfer to abrdn Inc., with certain exceptions: (i) all right, title and interest of Tekla and its affiliates in and to the books and records or documents to the extent solely used or held for use with respect to the Funds; (ii) the non-exclusive right to use each Fund's performance information in abrdn Inc.'s performance information to the extent permitted by applicable law; (iii) all goodwill of Tekla's business attributable to the Funds; and (iv) certain other contracts and rights of Tekla, including the contracts required for the operation of Tekla's business attributable to the Funds (excluding the Tekla Advisory Agreements, as defined below).

Tekla recommended that the Boards consider and approve the New Advisory Agreements with abrdn Inc. with respect to each Fund upon the determination that it would be in the best interest of each Fund's shareholders. At an in-person meeting held on June 26, 2023, the Trustees, including all of the Trustees who are not "interested persons" (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), approved the New Advisory Agreement for each Fund and unanimously recommended that shareholders of each Fund approve the New Advisory Agreement for such Fund. abrdn Inc., its parent company, abrdn plc, and its affiliates are collectively referred to as "abrdn." abrdn Inc. is an indirect wholly-owned subsidiary of abrdn plc. Tekla and abrdn Inc. are not affiliates of each other. The Joint Proxy Statement provides additional information about abrdn and the New Advisory Agreements.

The Funds are not a party to the Purchase Agreement; however, the completion of the Asset Transfer is subject to approval by the shareholders of all four of the Funds of both of the Proposals described in the enclosed Joint Proxy Statement and the satisfaction or waiver of certain other conditions in the Purchase Agreement.

If shareholders of all four of the Funds approve both Proposals and the other conditions in the Purchase Agreement are satisfied or waived, the New Advisory Agreements will become effective and abrdn Inc. will assume its responsibilities thereunder upon the completion of the Asset Transfer, which is expected to occur as soon as reasonably practicable following the affirmative vote of shareholders of the Funds, currently anticipated for the third quarter of 2023.

If (i) shareholders of one or more Funds do not approve the New Advisory Agreements; (ii) shareholders of one or more Funds do not elect the New Trustees; or (iii) the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Purchase Agreement will terminate.

abrdn plc and its subsidiaries, including abrdn Inc., constitute one of the world's largest asset management firms. abrdn Inc. has extensive experience in managing closed-end funds in markets directly relevant to the Funds. As of December 31, 2022, abrdn and its affiliates had approximately $452 billion in assets under management. Moreover, closed-end funds are an important element of the abrdn client base in the U.S. and globally. abrdn Inc. and its affiliates managed thirty-eight closed-end funds, totaling $29.8 billion in assets as of January 24, 2023. If the New Advisory Agreements are approved, the Funds would complement, rather than compete with, abrdn's U.S. closed-end fund family. abrdn has substantial experience in assimilating closed-end funds into its family of funds.

It is currently anticipated that substantially all of members of the investment team currently managing the Funds at Tekla would continue to manage the Funds as full-time employees of abrdn, Inc. abrdn Inc. is also committed to its asset management business and, in particular, its larger closed-end fund platform, has knowledge of the closed-end fund marketplace, and has dedicated closed-end fund investor services professionals. For further details on the Boards' decision to recommend abrdn Inc., please see "Board Consideration of the New Advisory Agreements" in the Joint Proxy Statement.

The Boards believe that approval of the New Advisory Agreements would be in the best interests of the Funds.

Q. Will the approval of the New Advisory Agreements result in different terms that affect my shares?

A. No. The New Advisory Agreements will not affect your shares. You will still own the same shares in the applicable Fund(s) and your shares will have the same rights and preferences. The terms of the New Advisory Agreements are materially identical to the terms of the current investment advisory agreements between Tekla and the Funds (the "Tekla Advisory Agreements"), and the New Advisory Agreements will have the same advisory fee structures as are currently in effect, which will result in identical advisory fee rates. As a result, the advisory fees you pay as a shareholder will not increase as a result of the Asset Transfer.

The Funds' Operating Expenses (as defined below) are expected to decrease following the Asset Transfer. abrdn will seek to achieve savings through scale and efficiency in the Funds' operations (for instance, by driving better terms from fund service providers). In addition, at a minimum, abrdn Inc. has contractually agreed to limit, for a period of two years following completion of the Asset Transfer, the Operating Expenses of each Fund to an amount that is at least 0.02% less than the Operating Expenses of the Fund, as reported as a percentage of average net assets in the Fund's annual report for the fiscal year ended September 30, 2022.

Fund	2022 Operating Expenses[1] as a Percentage of Net Assets[2]	Operating Expense Limit
HQH	1.19%	1.17%
HQL	1.38%	1.36%
THQ	1.46%	1.44%
THW	1.53%	1.51%

1  Operating Expenses means aggregate expenses incurred by each Fund in any fiscal year, including but not limited to investment advisory fees (but excluding borrowing costs, taxes, brokerage commissions, and any non-routine expenses).

2  Reported in the Financial Highlights in the relevant Fund's annual report to shareholders for the fiscal year ended September 30, 2022.

If shareholders of all four of the Funds approve both Proposals and the other conditions in the Purchase Agreement are satisfied or waived, abrdn Inc. will assume responsibility for management of the Funds' investment portfolios as soon as reasonably practicable following the affirmative vote of shareholders of the Funds, currently anticipated for the third quarter of 2023. For further details, please see "How will the Asset Transfer affect the value of my investment?" below.

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Q. Will the proposed new investment adviser change the Funds' investment team or investment objectives and policies?

A. No. The Funds' current investment team is currently expected to join abrdn Inc. as full-time employees and to continue managing the Funds after completion of the Asset Transfer. Further, the Funds' investment objectives and fundamental and non-fundamental policies will not change as a result of the New Advisory Agreements.

Q. Why am I being asked to vote for new Trustees in the Second Meeting Proposal?

A. Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

If the New Advisory Agreements take effect, the Funds will undergo certain changes in their day-to-day operations, although as noted above, the current investment team is expected to continue to manage the Funds as employees of abrdn Inc. rather than as employees of Tekla. Each of the New Trustees nominated in the Second Meeting Proposal already serves on boards of funds for which abrdn Inc. or its affiliates provide advisory services, and as such, these nominees have developed a certain level of familiarity with the investment philosophy, capabilities, personnel and ethics of abrdn Inc. and its affiliates. At the same time, two of the existing Trustees are expected to continue to serve as Trustees of the Funds after the completion of the Asset Transfer. The current Boards believe that having a mix of existing trustees and new trustees who are familiar with Tekla's and abrdn Inc.'s respective investment philosophies and operations is important and will result in a more efficient transition.

The current Boards have determined that if the Asset Transfer is completed, it would be in the best interests of the Funds and their shareholders if the New Trustees are elected. The New Trustees are described in the Second Meeting Proposal.

If shareholders of all four of the Funds approve both Proposals and the other conditions in the Purchase Agreement are satisfied or waived, four of the Current Trustees would resign from their positions and the two continuing Trustees and four New Trustees would comprise the New Boards of the Funds. As a result, the total number of Trustees on each Board would remain at six. The entry into office of the New Trustees would be effective as of the completion of the Asset Transfer. If the Asset Transfer is completed, it is expected that the New Boards will elect a new slate of officers. The entry into office of the new officers of the Funds would be effective upon their election by the New Boards.

If the First Meeting Proposal is not approved by shareholders of all four of the Funds, none of the nominees in the Second Meeting Proposal will serve as Trustees of the Funds, even if elected by shareholders. In such an event, the Current Trustees would continue to serve. Similarly, if the Second Meeting Proposal is not approved by the shareholders of all four of the Funds, the New Advisory Agreements will not go into effect and Tekla will remain the Funds' investment adviser, even if shareholders approve the New Advisory Agreements, unless the parties agree to waive or modify certain conditions of the Purchase Agreement. The completion of the Asset Transfer described in this Joint Proxy Statement is contingent upon both the First Meeting Proposal and the Second Meeting Proposal being approved by shareholders of all four of the Funds and the satisfaction or waiver of certain other conditions. If either of the Proposals are not approved by shareholders of one or more

Funds or the conditions of the Purchase Agreement are not satisfied or waived, the Asset Transfer will not be completed, Tekla will continue to serve as the Funds' investment adviser and the Current Trustees will continue to serve as Trustees of the Funds.

Q. Will the Proposals result in a change in the Funds' service providers?

A. If shareholders of all four of the Funds approve both Proposals and the other conditions in the Purchase Agreement are satisfied or waived, abrdn Inc. will replace Tekla as the Funds' investment adviser, although it will do so employing the current Tekla investment team as abrdn Inc. employees. Most of the Funds' other significant service providers are expected to stay the same. For example, State Street Bank and Trust Company ("State Street") will continue to serve as the Funds' administrator and custodian. Computershare Inc. and its affiliates will continue to serve as the Funds' transfer agent. It is expected, however, that KPMG LLP, which serves as auditor to the other U.S. closed-end funds advised by abrdn, will replace Deloitte & Touche LLP as auditor of the Funds.

Q. Will the Funds' names change?

A. Yes. It is anticipated that, following the completion of the Asset Transfer, the Funds' names will be changed as follows:

Current Name	New Name
Tekla Healthcare Investors	abrdn Healthcare Investors
Tekla Life Sciences Investors	abrdn Life Sciences Investors
Tekla Healthcare Opportunities Fund	abrdn Healthcare Opportunities Fund
Tekla World Healthcare Fund	abrdn World Healthcare Fund

The Funds' ticker symbols are not expected to change as a result of the name changes.

Q. Will the fee rates payable under the New Advisory Agreements increase? Will total fund expenses increase?

A. No. If the Asset Transfer is completed, the New Management Agreement will provide for the same advisory fee as is currently in effect for each Fund.

HQH and HQL

With respect to each of HQH and HQL, under the New Advisory Agreements and consistent with the Tekla Advisory Agreements, abrdn Inc. would be paid a fee computed monthly, equal when annualized to (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to and including $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets in excess of $1 billion. The aggregate fee would not exceed a rate when annualized of 1.36% of the average net assets for any given month.

THQ and THW

With respect to each of THQ and THW, under the New Advisory Agreements and consistent with the Tekla Advisory Agreements, abrdn Inc. would be paid a fee, computed monthly, equal when annualized to 1.00% of the average daily value of the Fund's managed assets. "Managed assets" for any month is equal to the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

Total Fund Expenses; Proposed Operating Expense Limit

The Funds' Operating Expenses (as defined below) are expected to decrease following the Asset Transfer. abrdn will seek to achieve savings through scale and efficiency in the Funds' operations (for instance, by driving better terms from fund service providers). In addition, at a minimum, abrdn Inc. has contractually agreed to limit, for a period of two years following completion of the Asset Transfer, the aggregate expenses incurred by each Fund in any fiscal year, including but not limited to investment advisory fees (but excluding borrowing costs, taxes, brokerage commissions, and any non-routine expenses) ("Operating Expenses"), from exceeding the operating expense limit (the "Operating Expense Limit") set forth in the table below.

Fund	2022 Operating Expenses[1] as a Percentage of Net Assets[2]	Operating Expense Limit
HQH	1.19%	1.17%
HQL	1.38%	1.36%
THQ	1.46%	1.44%
THW	1.53%	1.51%

1  "Operating Expenses" is defined above.

2  Reported in the Financial Highlights in the relevant Fund's annual report to shareholders for the fiscal year ended September 30, 2022.

As shown in the table above, each Fund's Operating Expense Limit is equal to the Fund's Operating Expenses as a percentage of average net assets as reported in the Fund's annual report for the fiscal year ended September 30, 2022, minus 2 basis points (0.02%). The Operating Expense Limit shall be effective for two years from the completion of the Asset Transfer. Each Fund may repay any such reimbursement from abrdn Inc. within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Funds to exceed the lesser of the applicable Operating Expense Limit in the contract at the time the fees were limited or expenses are paid or the applicable Operating Expense Limit in effect at the time the expenses are being recouped by abrdn Inc.

The Funds do not currently have expense limitation agreements in place.

Q. Will the Funds pay for this proxy solicitation?

A. No. Tekla and abrdn Inc. will bear all fees and expenses incurred by the Funds in connection with the Proposals (including, but not limited to, proxy and proxy solicitation costs, printing costs, expenses of holding additional Board and shareholder meetings and related legal fees) regardless of whether the Asset Transfer is completed. The Funds will bear no costs in connection with the Asset Transfer.

Q. How do I vote my shares?

A. If your shares are held in "street name" by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are the shareholder of record, you may authorize a proxy to vote your shares by mail, phone, or internet or you may vote at the Special Meetings. To authorize a proxy to vote your shares by mail, please mark your vote for the First Meeting Proposal and the Second Meeting Proposal on the corresponding enclosed proxy card and sign, date and return the cards in the postage-paid envelope provided. If you choose to authorize a proxy to vote your shares by phone or internet, please refer to the instructions found on the proxy cards accompanying the Joint Proxy Statement. To authorize a proxy to vote your shares by phone or internet, you will need the "control number" that appears on the proxy cards.

Q. Whom should I call for additional information about the Joint Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please contact the Funds' proxy solicitor, Okapi Partners LLC, toll-free (877) 285-5990 or Tekla@okapipartners.com.

TEKLA HEALTHCARE INVESTORS
TEKLA LIFE SCIENCES INVESTORS
TEKLA HEALTHCARE OPPORTUNITIES FUND
TEKLA WORLD HEALTHCARE FUND

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500

NOTICE OF SPECIAL JOINT MEETINGS OF SHAREHOLDERS

To the Shareholders of TEKLA HEALTHCARE INVESTORS, TEKLA LIFE SCIENCES INVESTORS, TEKLA HEALTHCARE OPPORTUNITIES FUND AND TEKLA WORLD HEALTHCARE FUND:

Two Special Joint Meetings of Shareholders of Tekla Healthcare Investors ("HQH"), Tekla Life Sciences Investors ("HQL"), Tekla Healthcare Opportunities Fund ("THQ") and Tekla World Healthcare Fund ("THW") (each a "Fund" and collectively, the "Funds") will be held at 100 Federal Street, 19th Floor, Boston, Massachusetts 02110. The first special meeting will be held at 9:00 a.m. ET on August 14, 2023 (the "First Meeting") and the second special meeting will be held at 9:30 a.m. ET on August 14, 2023 (the "Second Meeting" and together with the First Meeting, the "Special Meetings").

At the First Meeting, shareholders will be asked to vote to approve a new investment advisory agreement (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") between each Fund and abrdn Inc. (the "First Meeting Proposal").

At the Second Meeting, shareholders will be asked to vote to elect four new Trustees to serve as Trustees of each Fund (the "New Trustees") (the "Second Meeting Proposal" and together with the First Meeting Proposal, the "Proposals").

The Board of Trustees of each Fund unanimously recommends that shareholders vote FOR the approval of the New Investment Advisory Agreement and FOR the election of all of the New Trustees.

If (i) shareholders of all four of the Funds approve the New Advisory Agreements; (ii) shareholders of all four of the Funds elect the New Trustees; and (iii) the other conditions in the Purchase Agreement (as defined in the Joint Proxy Statement) are satisfied or waived, abrdn Inc. will serve as investment adviser to the Funds (employing the same investment team currently employed by Tekla) and the New Trustees will replace four of the Trustees currently serving on the Boards effective upon the completion of the Asset Transfer (as defined in the Joint Proxy Statement).

If (i) shareholders of one or more Funds do not approve the New Advisory Agreements; (ii) shareholders of one or more Funds do not elect the New Trustees; or (iii) the other conditions in the Purchase Agreement are not satisfied or waived, then Tekla will continue to serve as investment adviser to the Funds and all of the current Trustees will continue to serve as Trustees of the Funds.

Although the Special Meetings are held together, each Fund's shareholders take action at the Special Meetings independently of the other. Shareholders of record at the close of business on June 16, 2023 will be entitled to vote at the Special Meetings or at any adjournment(s) or postponement(s) thereof. We encourage you to check our website, www.teklacap.com, prior to the Special Meetings if you plan to attend.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meetings To Be Held on August 14, 2023.

The proxy statement is available on the internet at www.OkapiPartners.com/TeklaSpecial.

By Order of the Board of Trustees of each Fund,

Daniel R. Omstead, Ph.D.
President

July 10, 2023

Please complete, date and sign the proxy cards for the shares held by you and return the proxy cards in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. It is important that you return your signed proxy cards promptly, regardless of the size of your holdings, so that a quorum may be assured.

TEKLA HEALTHCARE INVESTORS
TEKLA LIFE SCIENCES INVESTORS
TEKLA HEALTHCARE OPPORTUNITIES FUND
TEKLA WORLD HEALTHCARE FUND

JOINT PROXY STATEMENT

Information Regarding the Special Meetings

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board" and collectively, the "Boards") of Tekla Healthcare Investors ("HQH"), Tekla Life Sciences Investors ("HQL"), Tekla Healthcare Opportunities Fund ("THQ") and Tekla World Healthcare Fund ("THW") (each a "Fund" and collectively, the "Funds") of proxies to be voted at the Special Joint Meetings of Shareholders of the Funds, and any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Special Meetings, dated July 10, 2023. The first special meeting will be held at 9:00 a.m. ET on August 14, 2023 (the "First Meeting") and the second special meeting will be held at 9:30 a.m. ET on August 14, 2023 (the "Second Meeting" and together with the First Meeting, the "Special Meetings"). This Joint Proxy Statement, the Notice of Special Joint Meetings of Shareholders and the proxy cards (each a "Proxy Card" and together, the "Proxy Cards") are first being mailed to shareholders on or about July 14, 2023.

General Voting Information

Only shareholders of record as of the close of business on the Record Date, June 16, 2023, will be entitled to receive notice of, and to vote at, the Special Meetings or any adjournment(s) or postponement(s) thereof. If the enclosed forms of Proxy Cards are properly executed and returned (or your vote is cast through the web site or over the telephone as indicated on the Proxy Cards) in time to be voted at the Special Meetings or any adjournment(s) or postponement(s) thereof, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. If you return a signed Proxy Card without any voting instructions, your shares will be voted, with respect to the Fund(s) of which you are a shareholder, "FOR" the new investment advisory agreement(s) or "FOR ALL" of the new Trustee nominees, as applicable. The persons designated on the Proxy Cards as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Special Meetings. They may also vote in their discretion to adjourn the Special Meetings. If you sign and return the Proxy Cards, you may still attend the Special Meetings to vote your shares. Please note that if your shares are held of record by a broker and you wish to vote in person at the Special Meetings, you should obtain a legal proxy from your broker and submit proof of your legal proxy reflecting your Fund holdings along with your name and email address to Tekla@okapipartners.com.

You may revoke your proxy at any time before the Special Meetings (i) by notifying the Secretary of the Funds at the address on the cover of the Proxy Statement; (ii) by submitting a later signed Proxy Card; or (iii) by participating in the Special Meetings and casting your vote. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have rights of appraisal with respect to any matter to be acted upon.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR each of the Proposals (defined below).

Each shareholder may cast one vote with respect to each of the Proposals (as defined below) for each full share, and a partial vote for each partial share, of the Fund that they owned of record on June 16, 2023 (the "Record Date"). Schedule 1 shows the number of shares of each Fund that were outstanding on the Record Date and Schedule 2 lists the shareholders who owned 5% or more of the outstanding shares of any Fund on that date. It is expected that this Joint Proxy Statement and the accompanying Proxy Cards will be first mailed to shareholders on or about July 14, 2023.

This proxy solicitation is being made largely by mail, but may include telephonic, electronic or oral communication by Okapi Partners LLC, a professional proxy solicitation firm engaged by the Funds, at a cost estimated to be between $249,000 and $499,000, depending on the services provided. Tekla and abrdn Inc. will bear all fees and expenses incurred by the Funds in connection with the Proposals (including, but not limited to, proxy and proxy solicitation costs, printing costs, expenses of holding additional Board and shareholder meetings and related legal fees) regardless of whether the Asset Transfer is completed. The Funds will bear no costs in connection with the Asset Transfer. In addition, certain officers of the Funds and certain employees of Tekla, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the shares of the Funds. The Funds may reimburse brokerage houses, nominees and other fiduciaries for postage and reasonable expenses incurred by them in forwarding of proxy material to beneficial owners.

Tekla Capital Management LLC ("Tekla") and abrdn Inc. have entered into a purchase agreement (the "Purchase Agreement") pursuant to which Tekla has agreed to sell certain assets to abrdn Inc. relating to Tekla's advisory business for the Funds (the "Asset Transfer"). The Asset Transfer is subject to receipt of the necessary approvals of the New Advisory Agreements, election of the New Trustees and satisfaction or waiver of certain other conditions. The Boards have considered and approved certain items relating to the Asset Transfer, which were presented to the Boards by representatives of Tekla and abrdn Inc., who together provided a detailed explanation of their reasons for seeking to enter into the Asset Transfer and their views of the benefits to the Funds, among other things. As described in further detail below, the Boards reviewed requested information provided from both Tekla and abrdn Inc. and voted to approve, and recommend that shareholders approve: (i) a new investment advisory agreement between each Fund and abrdn Inc. (each a "New Advisory Agreement" and collectively, the "New Advisory Agreements") (the "First Meeting Proposal"); and (ii) the election of four new Trustees to serve as Trustees of each Fund (the "New Trustees") (the "Second Meeting Proposal" and together with the First Meeting Proposal, the "Proposals"). The New Trustees would replace four of the Trustees currently serving on the Boards (the "Resigning Trustees"). Shareholders will be asked to vote on the First Meeting Proposal at the First Meeting and on the Second Meeting Proposal at the Second Meeting. Two existing Trustees would continue to serve on the Boards after completion of the Asset Transfer.

If (i) shareholders of all four of the Funds approve the New Advisory Agreements; (ii) shareholders of all four of the Funds elect the New Trustees; and (iii) the other conditions in the Purchase Agreement are satisfied or waived, the New Advisory Agreements will be effective and the New Trustees will replace the Resigning Trustees effective upon the completion of the Asset Transfer, which is expected to occur as soon as reasonably practicable following the affirmative vote of shareholders of the Funds, currently anticipated for the third quarter of 2023.

If the First Meeting Proposal is not approved by shareholders of all four of the Funds, none of the nominees in the Second Meeting Proposal will serve as Trustees of the Funds, even if elected by shareholders. In such an event, the Trustees currently serving as Trustees of the Funds (the "Current Trustees") would continue to serve. Similarly, if the Second Meeting Proposal is not approved by the shareholders of all four of the Funds, the New Advisory Agreements will not go into effect and Tekla will remain the Funds' investment adviser, even if shareholders approve the New Advisory Agreements, unless the parties agree to waive or modify certain conditions of the Purchase Agreement. The completion of the Asset Transfer described in this Joint Proxy Statement is contingent upon both the First Meeting Proposal and the Second Meeting Proposal being approved by shareholders of all four of the Funds and the satisfaction or waiver of certain other conditions. If either of the Proposals are not approved by shareholders of one or more Funds or the conditions of the Purchase Agreement are not satisfied or waived, the Asset Transfer will not be completed, Tekla will continue to serve as the Funds' investment adviser and the Current Trustees will continue to serve as Trustees of the Funds.

The Special Meetings may be adjourned by the chairman of the meeting whether or not a quorum is present. Any business that would have been transacted at a Special Meeting may be transacted at any adjourned meeting. If a quorum is present at a Special Meeting with respect to any one or more proposals, the chairman of the meeting may, but shall not be required to, cause a vote to be taken with respect to any such proposal or proposals, which vote can be certified as final and effective notwithstanding the adjournment of the Special Meeting with respect to any other proposal or proposals.

Abstentions and Broker Non-Votes

Broker non-votes occur when a meeting has (1) a "routine" proposal, such as the election of Trustees, where the applicable stock exchange permits brokers to vote their clients' shares in their discretion, and (2) a "non-routine" proposal, where the applicable exchange does not permit brokers to vote their clients' shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on a routine proposal but that are not voted on a non-routine proposal are called "broker non-votes." The First Meeting Proposal is considered a non-routine matter. The Second Meeting Proposal is considered a routine matter. As a result, the Funds do not anticipate that there will be any broker non-votes at the Special Meetings. Abstentions will be included for purposes of determining whether a quorum is present for a Fund at the Special Meetings and will be treated as votes present at the Special Meetings but will not be treated as votes cast. Therefore, abstentions will have the same effect as a vote against the First Meeting Proposal and will have no effect on the Second Meeting Proposal.

Each Fund will furnish, without charge, a copy of its Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to the Fund at 100 Federal Street, 19th Floor, Boston, MA 02110 or be made by calling (617) 772-8500.

FIRST MEETING PROPOSAL

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EACH
FUND AND ABRDN INC.

Background

The Boards have considered and approved certain items relating to the Asset Transfer, which were presented to the Boards by representatives of Tekla and abrdn Inc., who together provided a detailed explanation of their reasons for seeking to enter into the Purchase Agreement and their views of the benefits to the Funds, among other things. As described in further detail below under the section titled "Board Consideration of the New Advisory Agreements," the Boards met with representatives of Tekla and abrdn Inc. and reviewed requested information provided from both parties prior to approving the New Advisory Agreements and recommending that shareholders approve the New Advisory Agreements.

The Asset Transfer will be completed only if (i) shareholders of all four of the Funds approve the New Advisory Agreements; (ii) shareholders of all four of the Funds elect the New Trustees; and (iii) the other conditions in the Purchase Agreement are satisfied or waived. If (i) shareholders of one or more Funds do not approve the New Advisory Agreements; (ii) shareholders of one or more Funds do not elect the New Trustees; or (iii) the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed, Tekla will continue to serve as investment adviser to the Funds and the New Advisory Agreements will not go into effect.

Benefits of the New Advisory Agreements

Potential benefits of the New Advisory Agreements to shareholders of the Funds include: (i) the opportunity to be part of a large and broad closed-end fund platform from a global and independent organization with a focus on continuing and expanding its asset management business in general and its U.S. registered closed-end fund business in particular; and (ii) lower Operating Expenses (as defined below) for at least two years from the date of the completion of the Asset Transfer. As of December 31, 2022, abrdn plc, the parent company to abrdn Inc., and its affiliates ("abrdn") had approximately $452 billion in assets under management. Moreover, closed-end funds are an important element of the abrdn client base in the U.S. and globally. abrdn Inc. and its affiliates managed thirty-eight closed-end funds, totaling $29.8 billion in assets as of January 24, 2023. abrdn Inc. has a complementary closed-end fund family into which the Funds can be transitioned. abrdn Inc.'s U.S. closed-end fund business has been developed primarily from targeted acquisition (such as the Asset Transfer) as opposed to development through initial public offering and secondary market fundraising. abrdn Inc., however, is resourced to support all areas of administration, marketing, operations, legal, compliance, company secretarial and risk management.

The advisory fees of the Funds will not increase as a result of the New Advisory Agreements. In fact, the Funds' Operating Expenses (as defined below) are expected to decrease following the Asset Transfer. abrdn will seek to achieve savings through scale and efficiency in the Funds' operations (for instance, by driving better terms from fund service providers). In addition, abrdn Inc. has contractually agreed to limit, for a period of two years following completion of the Asset Transfer, the aggregate expenses incurred by each Fund in any fiscal year, including but not limited to investment advisory fees (but excluding borrowing costs, taxes, brokerage commissions, and any non-routine expenses)

("Operating Expenses"), from exceeding the operating expense limit (the "Operating Expense Limit") set forth in the table below.

Fund	2022 Operating Expenses[1] as a Percentage of Net Assets[2]	Operating Expense Limit
HQH	1.19%	1.17%
HQL	1.38%	1.36%
THQ	1.46%	1.44%
THW	1.53%	1.51%

1  "Operating Expenses" is defined above.

2  Reported in the Financial Highlights in the relevant Fund's annual report to shareholders for the fiscal year ended September 30, 2022.

As shown in the table above, each Fund's Operating Expense Limit is equal to the Fund's Operating Expenses as a percentage of average net assets as reported in the Fund's annual report for the fiscal year ended September 30, 2022, minus 2 basis points (.02%).

The Funds' current investment team is currently expected to join abrdn Inc. as full-time employees and to continue managing the Funds after completion of the Asset Transfer. Further, the Funds' investment objectives and fundamental and non-fundamental policies will not change as a result of the New Advisory Agreements.

Terms of the Asset Transfer

On June 20, 2023, Tekla and abrdn Inc., entered into the Purchase Agreement pursuant to which Tekla has agreed to sell certain assets to abrdn Inc. relating to Tekla's advisory business for the Funds subject to receipt of the necessary approvals of the New Advisory Agreements and the election of the New Trustees and satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, in exchange for cash payment at the completion of the Asset Transfer and subsequent "earn out" payments tied to certain revenues following the Asset Transfer, Tekla has agreed to transfer to abrdn Inc., with certain exceptions: (i) all right, title and interest of Tekla and its affiliates in and to the books and records or documents to the extent solely used or held for use with respect to the Funds; (ii) the non-exclusive right to use each Fund's performance information in abrdn Inc.'s performance information to the extent permitted by applicable law; (iii) all goodwill of Tekla's business attributable to the Funds; and (iv) certain other contracts and rights of Tekla, including the contracts required for the operation of Tekla's business attributable to the Funds (excluding the Tekla Advisory Agreements). If shareholders of all four of the Funds approve both Proposals and the other conditions in the Purchase Agreement are satisfied or waived, the New Advisory Agreements would go into effect as soon as reasonably practicable following the affirmative vote of shareholders of the Funds, currently anticipated for the third quarter of 2023.

As further discussed below, abrdn Inc. has agreed with Tekla that, for a minimum of two years subsequent to the completion of the Asset Transfer, it will use reasonable best efforts to ensure that no "unfair burden," as defined in Section 15(f) of the Investment Company Act of 1940 (the "1940 Act"), is imposed on the Funds. In addition, abrdn Inc. has contractually agreed to limit, for a period of two years following completion of the Asset Transfer, each Fund's Operating Expenses from exceeding the Operating Expense Limit. As noted above, each Fund's Operating Expense Limit is equal to the Fund's Operating Expenses as a percentage of average net assets as reported in the Fund's annual report for the fiscal year ended September 30, 2022, minus 2 basis points (0.02%) (subject to certain exclusions noted previously). The Operating Expense Limit shall be effective for two years from the completion of the Asset Transfer. Each Fund may repay any such reimbursement from abrdn Inc. within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Funds to exceed the lesser of the applicable operating expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable operating expense limitation in effect at the time the expenses are being recouped by abrdn Inc. The Funds do not currently have expense limitation agreements in place.

Furthermore, during the three-year period after the completion of the Asset Transfer, abrdn Inc. will use reasonable best efforts to ensure that at least 75% of the Board will be comprised of persons who are not "interested persons" of either abrdn Inc. or Tekla.

Information Pertaining to Tekla

Tekla, located at 100 Federal Street, 19th Floor, Boston, MA 02110, currently serves as each Fund's investment adviser pursuant to an investment advisory agreement between such Fund and Tekla (the "Tekla Advisory Agreements"). As of June 16, 2023, Tekla manages approximately $3.1 billion in assets.

Each Fund pays Tekla an annual investment advisory fee. HQH and HQL pay Tekla a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to and including $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets in excess of $1 billion. The aggregate fee would not exceed a rate when annualized of 1.36% of the average net assets for any given month. THQ and THW pay Tekla a fee, computed monthly, equal when annualized to 1.00% of the average daily value of the Fund's managed assets. "Managed assets" for any month is equal to the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Funds paid the following amounts in investment advisory fees under the Tekla Advisory Agreements during the fiscal years ended September 30, 2022, 2021, and 2020:

Fund	2022	2021	2020
HQH	$9,976,451	$10,783,984	$9,186,956
HQL	$4,656,417	$5,267,605	$4,476,344
THQ	$11,745,209	$11,671,518	$10,515,219
THW	$6,532,081	$6,283,994	$5,475,071

Each Fund has entered into a Services Agreement with Tekla, pursuant to which, each Fund reimbursed Tekla in the following amounts during the year ended September 30, 2022 for certain services related to a portion of the payment of salary and provision of benefits to the Funds' Chief Compliance Officer. The Services Agreement will not be needed if the Asset Transfer is completed. Consistent with the approach taken with respect to other closed-end funds managed by abrdn, abrdn, and not the Funds, shall be responsible for the salary and benefits of the Funds' Chief Compliance Officer, who is employed by abrdn Inc.

Fund	Amount Paid under Services Agreement
HQH	$139,755
HQL	$65,401
THQ	$111,837
THW	$54,976

Information Pertaining to abrdn Inc.

abrdn Inc. is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. is an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $452 billion in assets as of December 31, 2022. The registered offices of abrdn plc are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. abrdn Inc., its parent company abrdn plc, and its affiliates are collectively referred to as "abrdn."

Information Pertaining to the Current and Proposed Portfolio Manager

Daniel R. Omstead, Ph.D., Jason Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton Wilson, Christopher Abbott, Robert Benson, Kelly Girskis, Ph.D., Richard Goss, Jack Liu, M.B.A, Ph.D., Christopher Seitz, M.B.A., Loretta Tse, Ph.D. and Graham Attipoe, M.B.A., M.D. are members of a team that analyzes investments on behalf of the Funds. Dr. Omstead exercises ultimate decision-making authority with respect to investments.

The Funds' current investment team is currently expected to join abrdn Inc. as full-time employees and to continue managing the Funds after completion of the Asset Transfer. Further, the Funds' investment objectives and fundamental and non-fundamental policies will not change as a result of the New Advisory Agreements.

Valuation Procedures

Currently, Tekla uses valuation procedures approved by the Funds' Current Boards ("Current Valuation Procedures"). Upon completion of the Asset Transfer, the Funds' assets will be valued pursuant to the valuation procedures for funds advised by abrdn Inc. as approved by the Boards after the new Trustees begin their term. The valuation procedures for funds advised by abrdn Inc. and the Funds' current valuation procedures differ modestly from the Current Valuation Procedures. abrdn's U.S. Registered Funds Valuation and Liquidity Procedures value foreign equity securities that trade on a market that closes prior to a fund's valuation time by applying daily valuation factors to the last quoted sale price. The abrdn funds currently value foreign equity securities that trade on a market that closes prior to the funds' valuation times at the last quoted sale price and only will update this price if there are intervening events resulting in market volatility that significantly affect the value of any such foreign securities after the close of trading on the relevant foreign market. The impact of this difference on the Funds upon transition to abrdn as investment adviser is uncertain and could be positive or negative depending on market conditions on the day that the Funds' adopt abrdn's procedures and could be material.

abrdn's U.S. Registered Funds Valuation and Liquidity Procedures will generally value forward foreign currency contracts based on the daily spot exchange rates and the forward exchange rate points (e.g. 1-month, 3-month). The Current Valuation Procedures value forward foreign currency contracts on the basis of the value of the underlying currencies at the prevailing currency exchange rate. If the Asset Transfer is completed, the prevailing currency exchange rate shall be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks that a sub-committee of the Funds' Valuation Committee (the "Sub-Committee") deems appropriate. Forward foreign currency contracts are held only in the Tekla World Healthcare Fund and as of March 31, 2023 the difference in valuation is a decrease of $108,000 or 2 basis points.

Directors/Principal Officers of abrdn Inc.

The name, address and principal occupation of the principal executive officers and each director of abrdn Inc. are set out in the table below. No current officer or Trustee of the Funds is also an officer, employee or director of abrdn Inc. No Independent Trustee of the Funds owns any securities of, or has any other material direct or indirect interest in, abrdn Inc. or any of its affiliates. However, employees of abrdn Inc. or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for abrdn plc, which vest upon the occurrence of certain events.

Name and Principal Business Address*	Principal Occupation
Joseph Andolina	Director, Vice President and Chief Compliance Officer of abrdn Inc., and Chief Risk Officer – Americas at abrdn
Alan Goodson	Director and Vice President of abrdn Inc., and Executive Director, Product & Client Solutions – Americas at abrdn
Jennifer Nichols	Director and Vice President of abrdn Inc., and Co-Head of Legal and Head of Legal Americas at abrdn
James O'Connor	Director and Vice President of abrdn Inc., and Head of the Americas at abrdn
Marika Tooze	Director and Vice President of abrdn Inc., and Head of Human Resources – Americas at abrdn
Jaclyn Matsick	Treasurer of abrdn Inc., and Head of Finance – Americas at abrdn

*  The address of the principal executive officers and each director is 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Information Pertaining to the Custodian, Administrator and Transfer Agent

Each Fund's portfolio securities and cash are held under a custodian contract by State Street Bank and Trust Company ("State Street"), whose principal business address is One Congress Street, Suite 1, Boston, MA 02114-2016. State Street is also the administrator of each Fund and also performs certain accounting related functions for each Fund, including calculation of net asset value and net income.

Computershare Inc. serves as dividend disbursing agent. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the plan agent for each Fund's dividend reinvestment plan and (2) the transfer agent and registrar for shares of each fund. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 150 Royall Street, Canton, MA 02021.

If the Asset Transfer is consummated, State Street will continue to serve as the Funds' administrator and custodian and Computershare Inc. and its affiliates, will continue to serve as the Funds' transfer agent, dividend disbursing agent, and registrar.

Information Relating to Affiliated Brokerage

The Funds did not pay any affiliated brokerage fees during the fiscal year ended September 30, 2022.

Required Vote

Approval of the First Meeting Proposal with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the First Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Board Approval and Recommendation

At an in-person meeting held on June 26, 2023, the Trustees, including all of the Independent Trustees, unanimously approved the New Advisory Agreement for each Fund and unanimously recommended that shareholders of each Fund approve the New Advisory Agreement for such Fund. Previously, on June 8, 2023, the Current Trustees received an in-person presentation from senior members of abrdn Inc. concerning its organization, the rationale for the Asset Transfer and its plans for the Funds. The current Independent Trustees also met separately on several occasions, with only their own legal counsel present, to discuss the Asset Transfer. A summary of the Trustees' considerations is provided below in the section entitled "Board Consideration of the New Advisory Agreements."

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
THE NEW ADVISORY AGREEMENTS

Comparison of the Tekla Investment Advisory Agreements and New Advisory Agreements

It is proposed that abrdn Inc. provide investment advisory services to the Funds pursuant to the proposed New Advisory Agreements. If shareholders of all four of the Funds approve both Proposals and the other conditions in the Purchase Agreement are satisfied or waived such that the Asset Transfer is completed, the New Advisory Agreements would go into effect as soon as reasonably practicable following the affirmative vote of shareholders of the Funds, currently anticipated for the third quarter of 2023, with an initial two-year term, and would be subject to annual approval thereafter in accordance with the 1940 Act. The continuation of the Tekla Advisory Agreements was last considered and approved by the Boards on March 16, 2023. The Tekla Advisory Agreements for HQH, HQL, THQ and THW were last submitted for shareholder approval, for HQH and HQL, by the Funds' public shareholders on June 25, 2002 in connection with a change of control of the Funds' investment adviser, and for THQ and THW, by Tekla as the Funds' sole initial shareholder on the following dates, prior to such Fund's initial public offering: THQ: June 2, 2014; and THW: June 19, 2015.

The terms of the New Advisory Agreements are identical to those of the Tekla Advisory Agreements in all material respects. The only differences between the New Advisory Agreements and the Tekla Advisory Agreements are: (i) the names of the parties and dates; (ii) with respect to HQH and HQL only, the New Advisory Agreements do not include reference to a licensing agreement between Tekla and Tekla's predecessor which is no longer relevant; (iii) with respect to HQH and HQL only, the New Advisory Agreements include the updated name of the Financial Industry Regulatory Authority; (iv) with respect to HQH and HQL only, the use of different terminology to describe certain of the same services to be provided to the Funds by abrdn Inc. and provided to the Funds by Tekla; and (v) with respect to HQH and HQL only, the New Advisory Agreements provide that the agreements will remain in effect for an initial two-year term and continuously thereafter so long as such continuance is approved at least annually by each Fund's New Board, including a majority of the Independent Trustees. The changes to the HQH and HQL agreements were made, in each case, to bring them up-to-date and for consistency with the newer agreements for each of THQ and THW.

Copies of the New Advisory Agreements are attached as Exhibit A to this Joint Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A.

Investment Advisory Services. Under the New Advisory Agreements, abrdn Inc. would provide the same services to the Funds as Tekla under the Tekla Advisory Agreements. The New Advisory Agreements, in line with the Tekla Advisory Agreements, provide that abrdn Inc. will: (a) act in strict conformity with each Fund's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940; (b) manage each Fund's portfolio in accordance with each Fund's investment objective and policies as stated in the Fund's prospectus; (c) make investment decisions for each Fund; (d) place purchase and sale orders for portfolio transactions for each Fund; (e) supply each Fund with office facilities (which may be in the adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; (f) supply or direct and supervise a third-party administrator and/or custodian in the provision to each Fund of accounting and bookkeeping services, the calculation of the net asset value of shares of each Fund, and the management of each Fund's administrative affairs; and (g) prepare or supervise and direct a third-party administrator and/or custodian in the preparation of reports to shareholders of each Fund, tax returns and reports to and filings with the SEC and state Blue Sky authorities. With respect to HQH and HQL only, item (f) is described as "internal auditing services, and other clerical services in connection therewith" in the Tekla Advisory Agreements but relates to the same services that abrdn Inc. would provide under the New Advisory Agreements.

Consistent with the Tekla Advisory Agreements, each New Advisory Agreement further provides that abrdn Inc. will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each Fund's assets. In addition, the New Advisory Agreements provide that abrdn Inc. will furnish each Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

Brokerage. The New Advisory Agreements require abrdn Inc. to use its best efforts to obtain the best price and execution for the Funds, as Tekla is required to do under the Tekla Advisory Agreements.

Compensation. With respect to each of HQH and HQL, under the New Advisory Agreements and consistent with the Tekla Advisory Agreements, abrdn Inc. would be paid a fee computed monthly, equal when annualized to (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to and including $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets in excess of $1 billion. The aggregate fee would not exceed a rate when annualized of 1.36% of the average net assets for any given month.

With respect to each of THQ and THW, under the New Advisory Agreements and consistent with the Tekla Advisory Agreements, abrdn Inc. would be paid a fee, computed monthly, equal when annualized to 1.00% of the average daily value of the Fund's managed assets. "Managed assets" for any month is equal to the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

Expenses. Under the New Advisory Agreements, abrdn Inc. will bear all expenses in connection with the performance of its services, as Tekla does under the Tekla Advisory Agreements.

Non-Liability of the Investment Adviser. Under the New Advisory Agreements, abrdn Inc. shall not be held responsible for any loss incurred by any act or omission of any broker. abrdn Inc. shall also not be liable to the Funds and their shareholders for any error or judgment or for any loss suffered by the Funds in connection with rendering services under the New Advisory Agreements subject to certain exceptions. The Tekla Advisory Agreements include the same non-liability provisions with respect to Tekla.

Effective Period and Termination. If the New Advisory Agreements take effect, they will remain in effect for an initial two-year term and continuously thereafter so long as their continuance is approved annually by the New Boards, including a majority of the Independent Trustees. The New Advisory Agreements shall automatically terminate, without the payment of any penalty, in the event of assignment. Either party to the New Advisory Agreements may terminate the agreements by not less than thirty, but no more than sixty days', written notice delivered to the other party. The New Advisory Agreements would automatically terminate if their continuance is not approved.

The Tekla Advisory Agreements for THQ and THW contain the same effective period and termination provisions but the effective period and termination provisions in the Tekla Advisory Agreements for HQH and HQL are different in certain respects. Unlike the New Advisory Agreements, the Tekla Advisory Agreements for HQH and HQL do not provide that the agreements shall remain in effect for an initial two-year term but, consistent with the New Advisory Agreements, the Tekla Advisory Agreements would remain in effect so long as their continuance is approved annually by the Boards, including a majority of the Independent Trustees. Under the Tekla Advisory Agreements for HQH and HQL, consistent with the New Advisory Agreements, either party may terminate the agreements by not less than thirty, but no more than sixty days', written notice to the other party.

Amendments. Consistent with the Tekla Advisory Agreements, the New Advisory Agreements may not be amended without Board and shareholder approval.

BOARD CONSIDERATION OF THE NEW ADVISORY AGREEMENTS

At an in-person meeting held on June 26, 2023, the Current Trustees, including all of the Independent Trustees voting separately, unanimously determined, with respect to each Fund, that the terms of the New Advisory Agreement are fair and reasonable and approved the New Advisory Agreement as being in the best interests of such Fund and its shareholders. In making their determinations, the Boards considered materials that were specifically prepared by abrdn Inc. and Tekla regarding the Asset Transfer and the New Advisory Agreements, including information with respect to abrdn Inc. that was provided in response to a number of questions and supplemental information requests from counsel to the Independent Trustees and the Funds. In addition, prior to the June 26, 2023 Board meeting, the Trustees met with representatives of abrdn and Tekla and with the New Trustee nominees. The Independent Trustees of the Funds also met separately with their independent counsel to consider and discuss the New Advisory Agreement with respect to each Fund. The Trustees considered that the key members of the investment team currently managing the Funds at Tekla had entered into employment agreements with abrdn Inc. prior to Tekla and abrdn Inc. signing the Purchase Agreement and that substantially all of members of the investment team currently managing the Funds at Tekla are expected join abrdn Inc. as full-time employees and continue to manage the Funds under the New Advisory Agreements. In their deliberations, the Independent Trustees had the opportunity to meet privately on several occasions without representatives of abrdn or Tekla present and were represented throughout the process by counsel to the Independent Trustees and the Funds.

In approving the New Advisory Agreements, the Boards considered, among other things, the nature, extent, and quality of the services to be provided by abrdn Inc., the investment performance of the Funds and abrdn Inc., the costs of services to be provided by abrdn Inc. and profits expected to be realized by abrdn Inc. with respect to the Funds. The Trustees also considered whether the proposed fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Funds grow. The Boards also evaluated the financial strength of abrdn Inc. and abrdn Inc.'s ability to manage the Funds, noting that substantially all of the members of the investment team currently managing the Funds at Tekla are expected to continue to do so under the New Advisory Agreements. Counsel to the Independent Trustees and the Funds provided the Independent Trustees with a memorandum regarding the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. With respect to each Fund, the Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Boards' conclusions with respect to each such factor.

Nature, extent and quality of the services. The Trustees received and considered various information regarding the nature, extent and quality of the advisory services to be provided by abrdn Inc. to the Funds under the New Advisory Agreements. abrdn Inc. provided detailed responses to requests submitted by counsel to the Independent Trustees and the Funds. Prior to the June 26, 2023 meeting, the Trustees also received an in-person presentation from senior personnel across various departments of abrdn. The Trustees considered the information provided with respect to the resources that would be dedicated to the Funds and further considered that substantially all of the members of the investment team currently managing the Funds are expected to continue to do so under the New Advisory Agreements. Further, the Trustees noted that abrdn Inc. has advised the Trustees that in transitioning the management of the Funds, abrdn Inc. would be focused on minimizing any disruption to the Funds and their shareholders. The Trustees considered that abrdn Inc. is a very large asset manager and has extensive experience in managing closed-end funds. The Trustees noted that closed-end funds are an important element of the abrdn client base in the U.S. and globally and further noted that abrdn Inc. has substantial experience in assimilating closed-end funds into its family of funds.

The Trustees considered that as of December 31, 2022, abrdn had approximately $452 billion in assets under management and that abrdn Inc. manage 13 U.S. closed-end funds and 25 non-U.S. closed-end funds, totaling $29.8 billion in assets as of January 24, 2023. They also considered that while abrdn Inc. does not currently manage any healthcare or biotech strategies, substantially all of the members of the investment team currently managing the Funds at Tekla are expected to join abrdn Inc. as full-time employees and continue to manage the Funds under the New Advisory Agreements and abrdn Inc. had expressed its commitment to integrating this team into its organization and to expanding its expertise in the healthcare and biotech sectors more generally. The Trustees further considered that abrdn Inc. is committed to its asset management business and, in particular, its closed-end fund platform, has knowledge of the closed-end fund marketplace and has dedicated closed-end fund investor services professionals.

The Trustees noted abrdn Inc.'s and Tekla's representation that, if abrdn Inc. were approved as the Funds' investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Funds and their shareholders, including administrative, regulatory and compliance services. The Trustees further considered certain differences in the valuation policies of abrdn Inc. and Tekla.

Based on the foregoing and other relevant information reviewed, the Trustees concluded that, overall, they were satisfied with assurances from abrdn Inc. as to the expected nature, extent and quality of the services to be provided to the Funds under the New Advisory Agreements.

Investment performance. The Trustees considered and reviewed the investment performance record of abrdn Inc. in managing other closed-end funds. The Trustees noted that abrdn Inc. does not currently manage any healthcare or biotech strategies. The Boards also considered the information received and reviewed throughout the year and in connection with its recent annual approval of the Tekla Advisory Agreements regarding the Funds' performance, as well as the investment strategy and the investment team, both of which are expected to remain unchanged under the New Advisory Agreements. Furthermore, the Trustees considered that the Funds' investment objectives, fundamental and non-fundamental policies are not expected to change as a result of the New Advisory Agreements.

Fees and Expenses. The Trustees considered that, with respect to each Fund, the advisory fee schedule would be the same under the New Advisory Agreement as under the Tekla Advisory Agreement. The Trustees considered the various services to be provided by abrdn Inc. to the Funds under the New Advisory Agreements and reviewed comparisons of the Funds' proposed expense ratios to: (i) those of a peer group of other investment companies identified by an independent service provider engaged by the Independent Trustees in connection with their most recent renewal of the Tekla Advisory Agreements in March of 2023; and (ii) the Funds' current expenses and expense ratios under the Tekla Advisory Agreements. The Trustees noted that abrdn Inc.'s proposed fees are within the range of fees presented in the comparative information and noted that, particularly in the case of HQH and HQL, the Funds may maintain a meaningful allocation to venture and restricted securities, a portfolio management service that can warrant higher management fees than those proposed to be charged by abrdn Inc. to the Funds. The Trustees considered, among other things, that the Funds' Operating Expenses (as defined herein) are expected to decrease as a result of expense limitation agreements abrdn Inc. has agreed to impose, which will be in effect for at least two years from the date that abrdn Inc. begins managing the Funds and that the services to be provided by abrdn Inc. under the New Advisory Agreements are at least comparable to the services provided to the Funds under the Tekla Advisory Agreements.

Economies of Scale. The Trustees noted that while the Funds, as closed-end funds, generally would not present the opportunity for economies of scale by themselves, abrdn's large platform presented new opportunities for the Funds to receive the benefits of economies of scale through abrdn's relationships with service providers and other operational efficiencies. With respect to THQ and THW, the Trustees noted that the New Advisory Agreements, like the Tekla Advisory Agreements, do not provide for breakpoints that might reduce the effective fee rate paid by a Fund to the extent such Fund's net assets should increase. With respect to HQH and HQL, the Trustees noted that, consistent with the Tekla Advisory Agreements for such Funds, the advisory fee schedules in the New Advisory Agreements provide for breakpoints that would reduce the effective fee to the extent a Fund's net assets should increase, allowing such Fund to share in the benefits of any economies of scale that would inure to abrdn as the Fund's assets increase. The Trustees considered that, given the closed-end structure of HQH, HQL and THQ and the fact that, absent a rights offering or other secondary offering, any significant growth in assets generally will occur through appreciation in the value of the Funds' investment portfolio. The Trustees noted that although THW also has a closed-end structure involving the same limitations on growth, the Fund had commenced an at-the-market offering in January 2023, and the New Board would have an opportunity to evaluate any economies of scale generated by this offering in connection with future renewals of the New Advisory Agreement.

The Trustees also noted abrdn Inc.'s representation that it would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which abrdn Inc. may be able to achieve economies of scale for the Funds but noted that there can be no assurances that economies of scale will be achieved by abrdn Inc. Under the circumstances, the Board concluded that, with respect to each Fund, the proposed advisory fees are not excessive and that the advisory fee structure for the Fund is appropriate.

Fall-Out Benefits and Other Factors. The Trustees also considered information regarding potential "fall-out" or ancillary benefits that would be received by abrdn as a result of its relationship with the Funds. The Boards received and considered information regarding the extent to which abrdn might derive other ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment adviser to the Funds. The Boards concluded that, to the extent abrdn derives other benefits from its relationship with the Funds, those benefits are not so significant as to render abrdn Inc.'s fees excessive.

The Trustees also considered that Tekla has a financial interest under the Purchase Agreement in having the Boards and shareholders approve the New Advisory Agreements.

Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by abrdn Inc. under the New Advisory Agreements and the expected profitability to abrdn Inc. from its proposed relationship with the Funds, the Trustees once again considered, among other things, that there would be no increase in advisory fee rate under the New Advisory Agreements. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how abrdn Inc.'s profitability actually would be affected by becoming the investment adviser to the Funds, but that they had been satisfied, based on their review of the projected profitability of abrdn Inc., that the profitability from its relationship with the Funds would not be excessive.

Based on the information provided to and evaluated by the Trustees, the Trustees concluded that, with respect to each Fund, the fees proposed to be charged by abrdn Inc. under the New Advisory Agreement are fair and reasonable in light of the quality and nature of the services proposed to be provided by abrdn Inc. and that the proposed profitability of abrdn Inc.'s relationship with the Fund will not be excessive.

Conclusion. In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on their deliberations and analysis of the information provided, the Trustees concluded that, with respect to each Fund, approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees voting separately, unanimously approved the New Advisory Agreement with respect to each Fund and recommended that shareholders of each Fund vote FOR approval of the New Advisory Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied. Tekla will receive compensation in connection with the Asset Transfer.

First, an "unfair burden" may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company's board of directors cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Trustees have not been advised by Tekla or abrdn Inc., nor are the Trustees otherwise aware, of any circumstances arising from the Asset Transfer that might result in the imposition of an "unfair burden" on the Funds as defined in Section 15(f) of the 1940 Act. Moreover, abrdn Inc. has committed that for two years after the consummation of the Asset Transfer, it will use reasonable best efforts to ensure that no unfair burden is imposed on the Funds. abrdn Inc. has also agreed that for a minimum of three years subsequent to the consummation of the Asset Transfer, it will use reasonable best efforts to ensure that at least 75% of the Board of each Fund will be comprised of persons who are not "interested persons" of either abrdn Inc. or Tekla.

SECOND MEETING PROPOSAL
TO ELECT FOUR NEW TRUSTEES TO EACH FUND'S BOARD

Background

Each Fund's Board is responsible for the overall management of the respective Fund, including general supervision and review of the Fund's investment activities. Each Board, in turn, elects the officers of the respective Fund who are responsible for administering the Funds' day-to-day operations. Among other things, each Board generally oversees the portfolio management of the respective Fund and reviews and approves the Fund's investment advisory agreements and other principal contracts.

At an in-person meeting held on June 26, 2023, the current Boards, in reviewing the New Advisory Agreements, noted that the Funds would likely undergo certain changes in their day-to-day operations, although as noted above, the current investment team is expected to continue to manage the Funds as employees of abrdn Inc. rather than Tekla and most of the Funds' other significant service providers will also continue in their current roles. In this context, four new highly experienced and qualified

Trustees were proposed for the current Boards' consideration, to serve the Funds only if the Asset Transfer were to be completed (which, as discussed above, is subject to approval of both Proposals by shareholders of all four Funds and certain other conditions). The New Trustee nominees are Rose DiMartino, C. William Maher, Todd Reit and Stephen Bird. Each of the New Trustees already serves on boards of funds for which abrdn Inc. or its affiliates provide advisory services, and as such, these nominees have developed a certain level of familiarity with the investment philosophy, capabilities, personnel and ethics of abrdn Inc. and its affiliates. Each of the New Trustees, except Stephen Bird, would serve as an Independent Trustee of the Funds.

The current Boards noted these factors as consistent with good governance and that the election of the New Trustees was in the best interests of the Funds. The current Boards also noted that it is expected that two of the existing Trustees, Jeffrey A. Bailey and Kathleen L. Goetz, would continue to serve as Trustees of the Funds after the completion of the Asset Transfer. The current Boards believe that having a mix of existing and new trustees who are familiar with Tekla's and abrdn Inc.'s respective investment philosophies and operations is important and will result in a more efficient transition.

The current Boards requested and received information about the New Trustees in advance of the June 26, 2023 meeting. The Current Trustees also met personally with each of the New Trustees to assess their experience and backgrounds. The current Boards believe that each New Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of other continuing and New Trustees lead to the conclusion that each New Trustee should serve in such capacity. Among the attributes or skills common to all New Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Fund's investment adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each New Trustee's ability to perform the duties of a trustee effectively has been attained and enhanced through the New Trustee's education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a board member of other abrdn funds, public companies, non-profit entities or other organizations.

The Governance and Nominating Committee of each Fund's Board also considered the New Trustees' background, experience and their familiarity with the abrdn fund complex, their willingness to serve and the proposed structure of the Boards, including that Jeffrey A. Bailey and Kathleen Goetz, would continue to serve as Trustees of the Funds after the completion of the Asset Transfer. Upon the recommendation of the Governance and Nominating Committee, at the June 26, 2023 meeting, each Fund's Board, including all of the Independent Trustees, considered and approved the New Trustees and recommended that shareholders elect the New Trustees.

If (i) shareholders of all four of the Funds approve the New Advisory Agreements; (ii) shareholders of all four of the Funds elect the New Trustees; and (iii) certain other conditions are satisfied such that the Asset Transfer is completed, four of the Current Trustees would resign from their positions and the two continuing Trustees (the "Continuing Current Independent Trustees") and four New Trustees would comprise the New Boards of the Funds. As a result, the total number of Trustees on the Boards would remain at six. Further, five of the six Trustees would be Independent Trustees, as is the case currently. The entry into office of the New Trustees would be effective as of the completion of the Asset Transfer. If the Asset Transfer is completed, it is expected that the New Boards will elect a new slate of officers. Information relating to the new slate of officers expected to be elected into office by the New

Boards is set forth in Schedule 4 to this Joint Proxy Statement. The entry into office of the new officers of the Funds would be effective upon their election by the New Boards.

Each Fund's Declaration of Trust, as amended to date (the "Declaration of Trust"), provides that its Board shall be divided into three classes (each a "Class") with staggered terms. Trustees of each Class of each Fund are elected for three-year terms. The term of office of each Class of Trustees for each Fund will expire in the year indicated in the following chart:

Fund	Class A	Class B	Class C
HQH	2026	2024	2025
HQL	2026	2024	2025
THQ	2024	2025	2026
THW	2025	2026	2024

Each Fund's Declaration of Trust provides that a majority of its Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. Each Fund's Board has fixed the number of Trustees at six. Each nominee has consented to serve as a New Trustee if elected at the Second Meeting. In the event that a nominee is unable to serve for any reason when the election occurs, the accompanying Proxy Card will be voted for such other person or persons as the applicable Fund's Board may recommend.

Proxies will be voted for the election of the New Trustees for each Fund as set forth in the following table. The table shows the applicable Class and expiration year with respect to each Fund.

New Trustee	HQH	HQL	THQ	THW
Stephen Bird	Class A (expires 2026)	Class B (expires 2024)	Class C (expires 2026)	Class A (expires 2025)
Rose DiMartino	Class B (expires 2024)	Class C (expires 2025)	Class B (expires 2025)	Class B (expires 2026)
C. William Maher	Class B (expires 2024)	Class A (expires 2026)	Class B (expires 2025)	Class C (expires 2024)
Todd Reit	Class C (expires 2025)	Class C (expires 2025)	Class A (expires 2024)	Class B (expires 2026)

As noted above, two of the existing Trustees, Jeffrey A. Bailey and Kathleen Goetz, would continue to serve as Trustees of the Funds after the completion of Asset Transfer. The table shows their applicable Class and expiration year with respect to each Fund.

Continuing Current Independent Trustee	HQH	HQL	THQ	THW
Jeffrey A. Bailey	Class A (expires 2026)	Class B (expires 2024)	Class C (expires 2026)	Class C (expires 2024)
Kathleen L. Goetz	Class C (expires 2025)	Class A (expires 2026)	Class A (expires 2024)	Class A (expires 2025)

Required Vote

Each Fund's Declaration of Trust states that Trustees shall be elected by a plurality of each Fund's shares voting at the Second Meeting. Plurality voting means the nominee for each seat receiving the greatest number of votes will be elected.

For information on the New Trustee nominees, please see the "Information on the New Trustees" section below in this Joint Proxy Statement.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
EACH OF THE NEW TRUSTEE NOMINEES

INFORMATION ON THE NEW TRUSTEE NOMINEES

New Trustee Nominees

Name, Address[1], Year of Birth	Expected Position with the Funds	Principal Occupation(s) Held During Past Five Years	Number of Funds in the Post-Asset Transfer abrdn Fund Complex Overseen*	Other Directorships Held by Nominee
Rose DiMartino Year of Birth: 1952	Trustee	Ms. DiMartino served as partner and senior counsel within the asset management practice group at the law firm of Willkie Farr & Gallagher LLP from 1991 to 2019.	7	None
C. William Maher Year of Birth: 1961	Trustee	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	7	None
Todd Reit Year of Birth: 1968	Trustee

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

			9	None

Interested New Trustee Nominee

Name, Address[1], Year of Birth	Expected Position with the Funds	Principal Occupation(s) Held During Past Five Years	Number of Funds in the Post-Asset Transfer abrdn Fund Complex Overseen*	Other Directorships Held by Nominee
Stephen Bird Year of Birth: 1967**	Trustee

Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.

			31	None

1  The address of each Trustee is abrdn Inc., 1900 Market Street, Suite 200, Philadelphia PA 19103

*  As of the date of this Proxy Statement, the "abrdn Fund Complex" consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios).

**  Would be deemed to be an Interested Trustee of the Funds because of his position held with abrdn.

Continuing Current Independent Trustees

Name, Address[1], Year of Birth	Expected Position with the Funds	Principal Occupation(s) Held During Past Five Years	Number of Funds in the Post-Asset Transfer abrdn Fund Complex Overseen*	Other Directorships Held by Trustee
Jeffrey A. Bailey Year of Birth: 1962	Trustee	CEO, IlluminOss Inc. (2018-2020); Board Chairman, Aileron Therapeutics Inc. (since 2017); Director, Madison Vaccines, Inc. (since 2018); Director and CEO, BioDelivery Systems, Inc. (2020-2022).	4	None
Kathleen L. Goetz Year of Birth: 1966	Trustee	Vice President and Head of Sales, Novartis Pharmaceuticals (2017-2019); Executive Director of Strategic Account Management, Novartis Pharmaceuticals (2015-2016); Independent Consultant (2020-current).	4	None

1  The address of each Trustee is abrdn Inc., 1900 Market Street, Suite 200, Philadelphia PA 19103

*  As of the date of this Proxy Statement, the "abrdn Fund Complex" consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios).

The following table shows the ownership of shares of each New Trustee nominee in each Fund and in all of the other funds in abrdn Family of Investment Companies as of October 31, 2022. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name of New Trustee Nominee	Dollar Range of Equity Securities of the Funds*	Aggregate Dollar Range of Equity Securities* in all Registered Investment Companies Overseen by Trustee in the abrdn Family of Investment Companies**
Interested Trustee Nominee
Stephen Bird	None	Over $100,000
Independent Trustee Nominees
Rose DiMartino	None	$10,001-$50,000
C. William Maher	None	$50,001-$100,000
Todd Reit	None	$10,001-$50,000

  *  The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

  **  "abrdn Family of Investment Companies" means those registered investment companies that are advised by abrdn and that hold themselves out to investors as related companies for purposes of investment and investor services.

The following table shows the ownership of shares of the Continuing Current Independent Trustees in each Fund and in all of the other funds in abrdn Family of Investment Companies as of December 31, 2022. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name of Continuing Current Independent Trustee	Dollar Range of Equity Securities of the Funds*	Aggregate Dollar Range of Equity Securities* in all Registered Investment Companies Overseen by Trustee in the Post-Asset Transfer abrdn Family of Investment Companies**
Jeffrey A. Bailey	$10,001-$50,000	$10,001-$50,000
Kathleen L. Goetz	$10,001-$50,000	$10,001-$50,000

  *  The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

  **  "abrdn Family of Investment Companies" means those registered investment companies that are advised by abrdn and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of May 31, 2023, none of the Independent New Trustee nominees or any of the Continuing Current Independent Trustees owned any shares of abrdn Inc. or of any person directly or indirectly controlling, controlled by or under common control with abrdn Inc.

Board Leadership Structure and Functions

Board of Trustees. If the Asset Transfer is completed, the total number of Trustees on each Fund's Board would remain at six. Five of the six Trustees would be independent. The Current Trustees and the New Trustees believe that the proposed size of each New Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. Each New Board will be comprised of Trustees with a variety of professional backgrounds. The Current Trustees and the New Trustees believe that the skill sets of the New Trustees are complementary and add to the overall effectiveness of the Boards.

In addition to four regularly scheduled meetings per year, the Boards expect to hold special meetings either in person or virtually to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Boards have established several standing committees to assist the Boards in performing their oversight responsibilities, and each such committee would have a chairperson. The Boards may also designate working groups or ad hoc committees as it deems appropriate.

During the Funds' fiscal years ended September 30, 2022, each current Board held five meetings. Each of the incumbent Trustees attended 100% of the aggregate number of meetings of the Board of each Fund during the period for which he or she served as a Trustee. Each of the continuing Trustees attended 100% of the aggregate number of meetings of the Committees of the Boards on which such Trustee served during the period that he or she has served.

Board Chair. The Boards expect to appoint Todd Reit, an Independent Trustee, to serve in the role of Chair (replacing the current Chair, Mr. Bailey, who will continue as an Independent Trustee). The Chair's primary role would be to participate in the preparation of the agenda for meetings of the Boards and the identification of information to be presented to the Boards with respect to matters to be acted upon by the Boards. The Chair would also preside at all meetings of the Boards and between meetings generally act as a liaison with the Funds' service providers, officers, legal counsel, and the other Trustees. The Chair would also be expected to perform such other functions as may be requested by the Boards from time to time.

The Boards also believe that having a Chair who is an Independent Trustee and having a super-majority of Independent Trustees would be appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Boards also believe that having an interested person serve on the Boards would likely bring to the Trustees' deliberations corporate and financial viewpoints that generally are, in the Boards' view, crucial elements in its decision-making process. The leadership structure of the New Boards may be changed at any time and in the discretion of the Boards, including in response to changes in circumstances or the characteristics of the Funds.

Board Committees

If the Asset Transfer is completed, it is anticipated that each Board will maintain but reconstitute the following standing committees of the Board:

Audit Committee. The Audit Committee is expected to be composed entirely of Independent Trustees who also meet the standards of independence for audit committee members set forth in the listing standards of the New York Stock Exchange ("NYSE"); its members are expected to be C. William Maher, Todd Reit, Jeffrey A. Bailey, Kathleen L. Goetz and Rose DiMartino. C. William Maher is expected to be determined by the New Boards to be an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K. The Audit Committee will make recommendations to the New Boards concerning the selection of the Funds' independent registered public accounting firm based on discussion and review of any necessary disclosures pertaining to the accounting firm's independence, review with such independent registered public accounting firm the scope and results of the Funds' annual audit and consider any comments that the independent registered public accounting firm may have regarding the Funds' financial statements, accounting records or internal controls.

Each Fund's current Audit Committee consists of the following current Independent Trustees: Thomas M. Kent (Chair), Kathleen L. Goetz and W. Mark Watson. Each current Audit Committee member also meets the standards of independence for audit committee members set forth in the listing standards of the NYSE. Each Fund's current Board has adopted a formal written charter for the Audit Committee. Each current Audit Committee held four meetings during the fiscal year ended September 30, 2022.

Governance and Nominating Committee. The Governance and Nominating Committee is expected to be composed entirely of Independent Trustees; its members are expected to be Todd Reit, Jeffrey A. Bailey, Kathleen L. Goetz, Rose DiMartino and C. William Maher, all of whom meet the independence requirements set forth in the listing standards of the NYSE. The Governance and Nominating Committee will be responsible for overseeing the New Boards' governance and related Trustee practices, including selecting and recommending candidates to fill vacancies on the New Boards. The Governance and Nominating Committee will consider Trustee candidates recommended by shareholders of the Funds.

The current Governance and Nominating Committee consists of: Jeffrey A. Bailey, Dr. Rakesh K. Jain (Chair) and Thomas M. Kent, all of whom meet the independence requirements set forth in the listing standards of the NYSE. Each Fund's current Board has adopted a formal written charter for the Governance and Nominating Committee, a copy of which is included as Exhibit B to this Joint Proxy Statement. Each current Governance and Nominating Committee held five meetings during the fiscal year ended September 30, 2022.

Each Fund's By-Laws require that each prospective trustee candidate have a college degree or equivalent business experience and provide a list of minimum qualifications for trustees, which include expertise, experience or relationships relevant to the business of the Fund. Each Fund's By-Laws also require that a candidate not be serving in any of various positions with another investment company (as defined in the 1940 Act) that focuses its investments in the healthcare and/or life sciences industries, unless such investment company is managed by the Fund's investment adviser or an affiliate, or in various positions with the investment adviser, sponsor or equivalent of such an investment company. Each current Governance and Nominating Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) the overall diversity of the Board's composition.

While each current Governance and Nominating Committee is solely responsible for the selection and nomination of the New Trustees, the Committee will also review and consider Trustee nominations made by management and by Fund shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Funds, as the Trustees deem appropriate.

Valuation Committee. The Valuation Committee is expected to be composed entirely of Independent Trustees; its members are expected to be Jeffrey A. Bailey, Kathleen L. Goetz and C. William Maher, all of whom meet the independence requirements set forth in the listing standards of the NYSE. Each Fund's Valuation Committee will have the responsibility for determining, subject to New Board ratification, in accordance with the Fund's valuation procedures, the value of assets held by the Fund on any day on which the net asset value per share is determined. The Valuation Committee may appoint a Sub-Committee made up of employees and officers of abrdn Inc., subject to oversight by the Valuation Committee. The Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, the Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. The Valuation Committee is charged with the responsibility of determining the fair value of the Fund's securities or other assets in situations set forth in the Fund's valuation procedures.

The members of each Fund's current Valuation Committee are Jeffrey A. Bailey (Chair), Kathleen L. Goetz, Dr. Daniel R. Omstead and W. Mark Watson. Each current Valuation Committee held four meetings during the fiscal year ended September 30, 2022.

Other Current Committee of the Funds

Qualified Legal Compliance Committee. Each Fund has a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. The current Board of each Fund has adopted a written charter for the QLCC. The principal purpose of the Fund's QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002 (the "Standards"). Under the Standards, if an attorney appearing and practicing before the SEC in the representation of an issuer, such as the Fund, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer's QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Fund and the power to retain outside counsel, auditors or other experts for this purpose.

The members of each Fund's current QLCC are Dr. Rakesh K. Jain and Thomas M. Kent (Chair). Each Fund's QLCC had no cause to meet during the fiscal year ended September 30, 2022.

The New Boards do not currently anticipate continuing the QLCC but are expected instead to appoint a chief legal officer to serve in lieu of such committee.

The New Boards may establish additional committees as they deem necessary or convenient.

New Trustee Nominee and Continuing Current Independent Trustee Qualifications

Below is a brief summary of the qualifications of each New Trustee nominee and Continuing Current Independent Trustee as of the date of this Joint Proxy Statement.

New Trustee Nominees

Stephen Bird. Mr. Bird joined the Board of abrdn plc (formerly, Standard Life Aberdeen plc) in July 2020 as Chief Executive-Designate and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel. Mr. Bird serves as an interested Director/Trustee on a number of abrdn-advised funds, including abrdn's U.S. closed-end funds.

Rose DiMartino. Ms. DiMartino was previously a Partner (1991-2017) and Senior Counsel (2017-2019) in the asset management department at the law firm of Willkie Farr & Gallagher LLP. Ms. DiMartino has over 30 years of experience counseling registered investment companies and their advisers in all aspects of fund organization and operation. Ms. DiMartino is a Trustee of abrdn ETFs. In the healthcare and biotech field, Ms. DiMartino served as legal counsel to the Gabelli Healthcare and Wellness Trust, a closed-end fund, from its launch in 2007 until her retirement in 2019, handling its SEC registration, the adoption of discount-management mechanisms and capital-raising strategies. Ms. DiMartino also advised the board on various governance, disclosure and legal and regulatory matters.

C. William Maher. Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016. Prior to that Mr. Maher served as Chief Financial Officer of Santa Barbara Tax Products Group from 2010 to 2014. Mr. Maher serves as the Audit Chair and Director of abrdn Emerging Markets Equity Income Fund, Inc. and as a Director of abrdn Japan Equity Fund, Inc. Earlier in Mr. Maher's career, he was responsible for the Fund Administration Group, overseeing finance/accounting and compliance for the Invesco Global Healthcare Fund.

Todd Reit. Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company, since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000). Mr. Reit serves as a Trustee of the abrdn Global Infrastructure Income Fund, abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund and abrdn Global Premier Properties Fund. Mr. Reit began his career in healthcare investing banking and worked on the IPOs of multiple bio-tech and healthcare companies. Mr. Reit also led the IPO for the Invesco Global Health Science Fund in 1992 and was the sole advisor to its follow-on rights offering in 1999.

Continuing Current Independent Trustees

Jeffrey A. Bailey. Mr. Bailey is a seasoned operational healthcare executive with over 30 years of leadership experience within the healthcare industry. Mr. Bailey has extensive business development and transactional expertise, with diverse leadership experiences in commercial and supply chain management, finance, business development and product development for various pharmaceutical medical device companies. He serves as Chairman of the Board of Trustees and also on the Valuation Committee and on the Governance and Nominating Committee of the Fund. Most recently, Mr. Bailey served as chief executive officer and director of BioDelivery Sciences, a biotechnology company, from 2020-2022. He served as president and chief executive officer of IlluminOss Medical, Inc., a medical device company, from 2018 to 2020. From 2015 until 2017, Mr. Bailey served as chief executive officer of Neurovance, Inc., a biotechnology company. Previously, from 2013 through 2015, Mr. Bailey served as president and chief executive officer and as a director of Lantheus Medical Imaging, Inc., a public medical diagnostic company. Prior to 2013, Mr. Bailey held various leadership positions with several public and private pharmaceutical and medical device companies, including president and general manager at Novartis Pharmaceuticals, a multinational pharmaceutical company, and a 22-year career with Johnson & Johnson, a multinational medical devices, pharmaceutical and consumer packaged goods manufacturing company. Mr. Bailey also has extensive board member experience, having previously served on boards of directors for eight companies. Mr. Bailey currently serves as a director for Aileron Therapeutics, Inc. and Madison Vaccines, Inc. Mr. Bailey holds a BA in business administration from Rutgers University.

Kathleen Goetz. Ms. Goetz brings to the Fund over 30 years of healthcare business and leadership experience. She brings extensive knowledge of healthcare markets, with leadership experience across product development, operational effectiveness, organizational governance and design, and marketing and sales strategy. She currently acts as a consultant and an advisor within the pharmaceutical, biotech, and medical technology sectors. Ms. Goetz was Vice President Head of Sales at Novartis Pharmaceuticals, a global healthcare company until 2019. During her 28 years with Novartis, Ms. Goetz held positions of increasing responsibility, leading marketing, sales and reimbursement teams through various stages of commercialization from pre-launch planning through to loss of exclusivity across diverse therapeutic areas. Other key roles during her time at Novartis also include National Executive Director of Strategic Accounts, Integrated Market Planning and Marketing Director, providing her with valuable experience leading organizational transformation, resourcing, forecasting, and analytics. She continues to act as a mentor to future leaders and as a champion for diversity through her past work as an Executive Leadership Development mentor and a former Novartis Pharmaceuticals Women in Leadership Chair. Ms. Goetz has won numerous healthcare and business leadership awards and recognition throughout her career, including being recognized with the Healthcare Women's Business Association Rising Star Award. She serves on the Audit Committee and Valuation Committee of the Fund. Ms. Goetz holds a Business Finance degree from Iowa State University.

New Boards' Role in Risk Oversight

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight will form part of the New Boards' general oversight of the Funds and will be addressed as part of various Board and Committee activities. The New Boards will adopt, and periodically review, policies and procedures designed to address these risks. Different processes, procedures and controls will be employed with respect to different types of risks. Day-to-day risk management functions will be subsumed within the responsibilities of abrdn Inc., who will carry out the Funds' investment management and business affairs and other service providers in connection with the services they will provide to the Funds. abrdn Inc. and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of their regular oversight of the Funds, the New Boards, directly and/or through a Committee, will interact with and review reports from, among others, abrdn Inc. and the Funds' other service providers (including the Funds' transfer agent), the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. The New Boards also will require abrdn Inc. to report to the New Boards on other matters relating to risk management on a regular and as-needed basis. The New Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The New Boards may, at any time and in their discretion, change the manner in which they conduct risk oversight.

Board Compensation

None of the New Trustee nominees have served as a Trustee of the Funds. Therefore, none of the New Trustee nominees have received any compensation from the Funds. Each New Trustee, with the exception of Stephen Bird, will be paid by the Funds for his or her services as an Independent Trustee. If the New Trustee nominees are elected and take office, the Boards may establish a new compensation schedule for their Independent Trustees. The new compensation schedule for the Independent Trustees may take into account their services provided to other funds in the abrdn Fund Complex, if any. The Funds will not pay any compensation to an Interested Trustee.

For the fiscal year ended September 30, 2022, each Fund paid an annual fee of $17,500 (the annual fee was $16,250 from January 1, 2021 through December 31, 2021) to its Independent Trustees and the Chairman of the Board received an additional annual fee of $5,000. Additionally, each Fund paid each Independent Trustee $1,000 for each Board and $750 for each Committee meeting (from January 1, 2021 through December 31, 2021 each Fund paid $250 for each Board and Committee meeting attended by telephone). The Chairman of the Audit Committee, the Valuation Committee and the Governance and Nominating Committee of each Fund each received an additional annual fee of $2,000. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 2022, the Independent Trustees as a group received $2,098 from HQH, $898 from HQL, $2,037 from THQ and $1,140 from THW for reimbursed expenses.

Each Fund has entered into a Services Agreement with Tekla. Pursuant to the terms of the Services Agreement, each Fund reimburses Tekla for a portion of the payment of salary and provision of benefits to each Fund's Chief Compliance Officer. Current Trustees and officers of each Fund who hold positions with Tekla receive indirect compensation from the investment advisory fee paid to the Tekla by each Fund. The Services Agreement will not be needed if the Asset Transfer is completed. Consistent with the approach taken with respect to other closed-end funds managed by abrdn, abrdn, and not the Funds, shall be responsible for the salary and benefits of the Funds' Chief Compliance Officer, who is employed by abrdn Inc.

The following table sets forth information regarding compensation of the Trustees and Executive Officer by each Fund for the fiscal year ended September 30, 2022, but does not include reimbursed expenses as described above.

Name of Person, Position	Aggregate Compensation from each Fund				Pension or Retirement Benefits Accrued as part of each Fund's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from All Funds in Tekla Fund Complex Paid to Trustees
Independent Trustees*	HQH	HQL	THQ	THW
Jeffrey A. Bailey	$30,021	$30,021	$30,021	$30,021	N/A	N/A	$120,083
Kathleen L. Goetz	$23,979	$23,979	$23,979	$23,979	N/A	N/A	$95,917
Rakesh K. Jain, Ph.D.	$28,104	$28,104	$28,104	$28,104	N/A	N/A	$112,417
Thomas M. Kent	$29,938	$29,938	$29,938	$29,938	N/A	N/A	$119,750
W. Mark Watson	$11,083	$11,083	$11,083	$11,083	N/A	N/A	$44,333
Interested Trustee
Daniel R. Omstead, Ph.D.	$0	$0	$0	$0	N/A	N/A	$0
Executive Officer
Laura Woodward	$139,755	$65,401	$111,837	$54,976	N/A	N/A	N/A

  *  Kathleen L. Goetz was appointed as a Trustee effective December 9, 2021. W. Mark Watson was appointed as a Trustee effective June 9, 2022.

Officers

Information relating to the current officers of the Funds is set forth in Schedule 3 to this Joint Proxy Statement. The Boards elect the Funds' officers, who are responsible for administering the Funds' day-to-day operations. If the Asset Transfer is completed, it is expected that the New Boards will elect a new slate of officers. The Funds will not pay any compensation to the new officers. Information relating to the new slate of officers expected to be elected into office by the New Boards is set forth in Schedule 4 to this Joint Proxy Statement. This information is subject to change. To the knowledge of the Funds' management, as of June 16, 2023, the Current Trustees, New Trustees, the current officers and the expected new officers owned, as a group, less than 1% of the outstanding shares of each Fund.

REPORT OF THE AUDIT COMMITTEE OF EACH FUND

Each Fund's Audit Committee reviewed and discussed the Fund's audited financial statements with management for the Fund's fiscal year ended September 30, 2022, and discussed with the Fund's independent registered public accountants, Deloitte & Touche LLP ("Deloitte"), the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. Each Fund's Audit Committee received written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding Deloitte's communications with the Audit Committee concerning independence and discussed with Deloitte its independence. Based on its review and discussions with management and Deloitte, the Fund's Audit Committee recommended to the Board that the Fund's audited financial statements for the Fund's fiscal year ended September 30, 2022, be included in the Fund's Annual Report filed with the SEC.

As of the date of each Fund's last annual report dated September 30, 2022, the members of each Audit Committee are Thomas M. Kent, CPA, Kathleen L. Goetz, W. Mark Watson and none of the members are considered to be "interested persons" under the 1940 Act.

Representatives of Deloitte are not expected to attend the Special Meetings. It is expected that the New Boards will appoint KPMG LLP as auditor of the Funds for the fiscal year ending September 30, 2023.

The following tables set forth the aggregate fees billed for professional services rendered by Deloitte to each Fund during each Fund's two most recent fiscal years:

Fund	Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
HQH	2022	$114,230	$0	$6,670	$0
	2021	$109,150	$0	$6,180	$0
HQL	2022	$115,180	$0	$6,670	$0
	2021	$108,270	$0	$6,180	$0
THQ	2022	$72,930	$0	$6,670	$0
	2021	$70,030	$0	$6,180	$0
THW	2022	$72,930	$0	$14,170	$0
	2021	$70,030	$0	$11,955	$0

All of the services described in the table above were approved by each Audit Committee pursuant to its pre-approval policies and procedures (the "Pre-Approval Policies and Procedures") which are summarized below to the extent that such services were required to be pre-approved by each Audit Committee.

Each Fund's Audit Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund's independent auditor (the "Auditor") and any non-audit services provided by the Auditor to the Fund's investment adviser and service affiliates ("Service Affiliates") during the period of the Auditor's engagement to provide audit services to the Fund, if those services directly impact the Fund's operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and tax services. Certain services may not be provided by the Auditor to the Funds or the Funds' Service Affiliates without jeopardizing the Auditor's independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided, if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services. The Pre-Approval Policies and Procedures of each Fund's Audit Committee require Audit Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund's Independent Trustees. In determining whether to engage the Auditor for its audit services, each Fund's Audit Committee will consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive.

The Pre-Approval Policies and Procedures also permit each Fund's Audit Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the Auditor's engagement and on a project-by-project basis. At the time of the annual engagement of each Fund's Auditor, each Audit Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In their pre-approval, each Audit Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions they find appropriate. Non-audit services may also be approved on a project-by-project basis by each Audit Committee consistent with the same standards for determination and information.

Each Audit Committee may also appoint a member of each Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. The member may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $15,000. Any actions by the member are to be ratified by the Audit Committee by the time of its next scheduled meeting. Each Fund's Pre-Approval Policies and Procedures are reviewed annually by the Fund's Audit Committee, and the Fund maintains a record of the decisions made by the Committee pursuant to these procedures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(j) of the 1940 Act, as applied to each Fund, require the Fund's officers and Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended September 30, 2022, its Reporting Persons complied with all applicable filing requirements.

OTHER BUSINESS

As of the date of this Joint Proxy Statement, the Board of each Fund is not aware that any matters are to be presented for action at the Special Meetings other than those described above. Should other business properly be brought before the Special Meetings, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE SPECIAL MEETINGS

Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Funds at 100 Federal Street, 19th Floor, Boston, MA 02110, or by casting a vote at the Special Meetings. Instructions on how to attend the meeting and vote in person can be obtained by calling 617-772-8500. All valid proxies received prior to the Special Meetings, or any adjournment(s) or postponements(s) thereof, will be voted at the Special Meetings and any adjournments or postponements thereof.

Shareholders of each Fund are being asked to approve the Proposals. Approval of the First Meeting Proposal with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the First Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Shareholders of each Fund are also being asked to approve the Second Meeting Proposal. The election of Stephen Bird, Rose DiMartino, C. William Maher, and Todd Reit will require the affirmative vote of a plurality of shares of the respective Fund voting at the Second Meeting.

If the First Meeting Proposal is not approved by shareholders of all four of the Funds, none of the nominees in the Second Meeting Proposal will serve as Trustees of the Funds, even if elected by shareholders. In such an event, the Current Trustees would continue to serve. Similarly, if the Second Meeting Proposal is not approved by the shareholders of all four of the Funds, the New Advisory Agreements will not go into effect and Tekla will remain the Funds' investment adviser, even if shareholders approve the New Advisory Agreements, unless the parties agree to waive or modify certain conditions of the Purchase Agreement. The completion of the Asset Transfer described in this Joint Proxy Statement is contingent upon both the First Meeting Proposal and Second Meeting Proposal being approved by shareholders of all four of the Funds and the satisfaction or waiver of certain other conditions. If either of the Proposals are not approved by shareholders of one or more Funds or the conditions of the Purchase Agreement are not satisfied or waived, the Asset Transfer will not be completed, Tekla will continue to serve as the Funds' investment adviser and the Current Trustees will continue to serve as Trustees of the Funds.

In the event that sufficient votes in accordance with the Trustees' recommendations on the First Meeting Proposal or Second Meeting Proposal are not received by August 14, 2023 or the necessary quorum has not been obtained for such Special Meeting, or if other matters arise requiring shareholder attention, the persons named as proxies on the enclosed Proxy Cards may propose one or more adjournments of the First Meeting or Second Meeting or both Special Meetings (as applicable) to permit further solicitation. A Special Meeting may be adjourned by the chairman of the meeting whether or not a quorum is present. Any business that would have been transacted at a Special Meeting may be transacted at any adjourned meeting. If a quorum is present at a Special Meeting with respect to any one or more proposals, the chairman of the meeting may, but shall not be required to, cause a vote to be taken with respect to any such proposal or proposals which vote can be certified as final and effective notwithstanding the adjournment of the Special Meeting with respect to any other proposal or proposals.

PROPOSALS FOR 2024 ANNUAL MEETING

Shareholder proposals for each Fund's 2024 Annual Meeting must be received by U.S. mail, a private courier service, or hand delivery and be addressed to the Fund's Secretary at the Fund's executive offices no later than December 18, 2023 for inclusion in the Fund's 2024 proxy statement and form of proxy, unless the meeting date is more than 30 days before or after June 8, 2024, in which case the proposal must be submitted a reasonable time before the time the Fund begins to print and send its proxy materials for the 2024 Annual Meeting. Submission of such proposals does not ensure that they will be included in the Fund's 2024 proxy statement or submitted for a vote at the Fund's 2024 Annual Meeting. In addition, shareholder proposals for each Fund's 2024 Annual Meeting (other than proposals submitted for inclusion in the Fund's 2024 proxy statement) must be submitted to the Fund's Secretary between February 9, 2024 and March 10, 2024, unless the meeting date is more than 30 days before or after June 8, 2024, in which case the proposal must be submitted by the later of the close of business on (1) the date 90 days prior to the 2024 Annual Meeting date or (2) the tenth business day following the date on which the 2024 Annual Meeting date is first publicly announced or disclosed.

GENERAL

Tekla and abrdn Inc. will pay the cost of preparing, printing and mailing the enclosed Proxy Cards and Joint Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, internet, telephone or telegraph. The solicitation of proxies will be largely by mail. In addition, certain officers of the Funds and certain employees of the Tekla, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the shares of each Fund. Each Fund may reimburse brokerage houses, nominees and other fiduciaries for postage and reasonable expenses incurred by them in forwarding of proxy material to beneficial owners. A number of banks, brokers and financial institutions have instituted "householding." Under this practice, only one Joint Proxy Statement may be delivered to multiple shareholders who share the same address and satisfy other conditions. Each Fund will deliver promptly a separate copy of this Joint Proxy Statement to a shareholder at a shared address upon request. To request a separate copy of this Joint Proxy Statement, write or call the Funds at the address and phone number set forth above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 14, 2023

The Joint Proxy Statement for the Special Meetings of Shareholders of HQH, HQL, THQ and THW and forms of proxy cards are available at www.OkapiPartners.com/TeklaSpecial.

TEKLA HEALTHCARE INVESTORS
TEKLA LIFE SCIENCES INVESTORS
TEKLA HEALTHCARE OPPORTUNITIES FUND
TEKLA WORLD HEALTHCARE FUND

July 10, 2023

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENTS

ABRDN HEALTHCARE INVESTORS
INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT, dated as of [ ], 20[ ] between ABRDN HEALTHCARE INVESTORS (FORMERLY, TEKLA HEALTHCARE INVESTORS), a Massachusetts business trust (the "Fund"), and ABRDN INC., a Delaware corporation (the "Investment Adviser"),

W I T N E S S E T H:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  Services To Be Rendered by the Investment Adviser to the Fund.

Subject to the supervision and direction of the Board of Trustees of the Fund, the Investment Adviser will:

a.  act in strict conformity with the Fund's Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended;

b.  manage the portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus;

c.  make investment decisions for the Fund;

d.  place purchase and sale orders for portfolio transactions for the Fund;

e.  supply the Fund with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies;

f.  supply or direct and supervise a third party administrator and/or custodian in the provision to the Fund of accounting and bookkeeping services, the calculation of the net asset value of shares of the Fund, and the management of the Fund's administrative affairs; and

g.  prepare or supervise and direct a third party administrator and/or custodian in the preparation of reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission ("SEC") and state Blue Sky authorities.

In providing these services, the Investment Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Investment Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

2.  Brokerage.

In executing transactions for the Fund and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the 1940 Act) the Investment Adviser will use its best efforts to obtain the best price and execution for the Fund. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")) provided to the Fund and/or other accounts over which the Investment Adviser exercises investment discretion. It is understood that such services may be useful to the Investment Adviser in connection with its services to other clients.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.  Other Agreements; Use of Name, Etc.

It is understood that any of the shareholders, Trustees, officers, agents and employees of the Fund may be a shareholder, director, officer, agent or employee of or be otherwise interested in the Investment Adviser and in any affiliate thereof with the Investment Adviser and that the Investment Adviser and any affiliate thereof with the Investment Adviser may have an interest in the Fund. It is also understood that the Investment Adviser and persons affiliated with the Investment Adviser have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and businesses and that the Fund shall have no interest in the profits or opportunities derived from the same, that the Investment Adviser may give advice and take action in the performance of its duties with respect to such other clients that may differ from advice given on the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to confer upon the Investment Adviser any obligation to acquire for the account of the Fund a position in any security that the Investment Adviser or any affiliate thereof may acquire for its own account or for the account of any other client, if in the sole and absolute discretion of the Investment Adviser it is not for any reason practical or desirable to acquire a position in such security for the Fund's account.

The Investment Adviser shall authorize and permit any of its officers, directors and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Investment Adviser under this Agreement may be furnished through the medium of any of such officers, directors or employees.

4.  Compensation.

The Fund will pay to the Investment Adviser as compensation for the Investment Adviser's services rendered a fee, computed monthly, equal when annualized to (1) 2.5% of the average net assets for such month of its venture capital and other restricted securities constituting up to 25% of net assets and (2) the percentage that corresponds to the fee table below of the average net assets for such month of all other assets ("Other Assets"); provided that in no event shall such monthly fee when annualized exceed 1.36% of the average net assets of the Fund for such month.

Value of Other Assets	Annualized Fee Rate
$250,000,000 or less	0.98%
$250,000,001 to $500,000,000	0.88%
$500,000,001 to $1,000,000,000	0.80%
In excess of $1,000,000,000	0.7%

For purposes of this section, "average net assets" for any month shall be equal to the average of the net asset value of the appropriate assets at the last business day of such month and the net asset value of the appropriate assets at the last business day of the prior month. In determining average net assets for purposes of clauses (1) and (2) above, liabilities and expenses of the Fund shall be allocated pro rata based on the ratio that the assets referred to in each clause bear to the total assets of the Fund. Such fee shall be payable for each month within five business days after the end of such month.

For purposes of this Section 4, "venture capital and other restricted securities" shall be securities of issuers for which no market quotations are readily available and securities of companies for which market quotations are readily available but which are subject to legal or contractual restrictions on resale. Securities of companies for which public information is available but as to sale of which the safe harbor provided by Rule 144(k) is not available shall be considered to be subject to legal or contractual restrictions on resale.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Investment Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Investment Adviser may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Investment Adviser may prescribe in such notice, the compensation due the Investment Adviser shall be reduced and if necessary the Investment Adviser shall assume expenses of the Fund, to the extent required by such expense limitation. In no event shall the provisions of this Section 4 require the Investment Adviser to reduce its fee if not so required by an applicable statute or regulatory authority.

If the Investment Adviser shall serve for less than the whole of a month, the foregoing compensation shall be pro rated.

5.  Expenses.

The Investment Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are "affiliated persons" of the Investment Adviser, as that term is defined in the 1940 Act, or any of its "affiliated persons".

The Fund shall pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the organization and operation of the Fund including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Cash Purchase Plan, SEC and Financial Industry Regulatory Authority ("FINRA") fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons", accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, certain other organization expenses, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

6.  Assignment Terminates This Agreement; Amendments of This Agreement.

This Agreement shall automatically terminate, without the payment of any penalty in the event of its assignment, and this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by vote cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Adviser.

7.  Effective Period and Termination of This Agreement.

This Agreement shall become effective as of the date first written above and shall remain in full force and effect for an initial two-year term and continuously thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment.

Either party hereto may at any time terminate this Agreement without the payment of any penalty by not less than thirty (30) days' nor more than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action by the Fund to terminate this Agreement may be taken either by (i) vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

8.  Certain Definitions.

For the purposes of this Agreement, the "affirmative vote of a majority of outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Exchange Act and the Rules and Regulations thereunder.

9.  Non-liability of the Investment Adviser.

The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by Article V of the Fund's Declaration of Trust.

10.  Limitation of Liability of the Trustees and Shareholders.

A copy of the Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

11.  Furnishing of Materials.

During the term of this Agreement, the Fund agrees to furnish the Investment Adviser at its principal executive office all prospectuses, proxy statements, report to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Investment Adviser in any way, prior to use thereof and not to use such material if the Investment Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Adviser copies of any of the above-mentioned materials which refer in any way to the Investment Adviser. The Fund shall furnish or otherwise make available to the Investment Adviser such other information relating to the business affairs of the Fund as the Investment Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12.  Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, abrdn Healthcare Investors and the Investment Adviser have each caused this instrument to be signed in duplicate on its behalf by its President or other officer thereunto duly authorized, all as of the date first hereinabove written.

ABRDN HEALTHCARE INVESTORS
By: ____________________________________
Title: ____________________________________
ABRDN INC.
By: ____________________________________
Title: ____________________________________

ABRDN LIFE SCIENCES INVESTORS
INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT, dated as of [ ], 20[ ] between ABRDN LIFE SCIENCES INVESTORS (formerly, TEKLA LIFE SCIENCES INVESTORS), a Massachusetts business trust (the "Fund"), and ABRDN INC., a Delaware corporation (the "Investment Adviser"),

W I T N E S S E T H:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  Services To Be Rendered by the Investment Adviser to the Fund.

Subject to the supervision and direction of the Board of Trustees of the Fund, the Investment Adviser will:

a.  act in strict conformity with the Fund's Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended;

b.  manage the portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus;

c.  make investment decisions for the Fund;

d.  place purchase and sale orders for portfolio transactions for the Fund;

e.  supply the Fund with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies;

f.  supply or direct and supervise a third party administrator and/or custodian in the provision to the Fund of accounting and bookkeeping services, the calculation of the net asset value of shares of the Fund, and the management of the Fund's administrative affairs; and

g.  prepare or supervise and direct a third party administrator and/or custodian in the preparation of reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission ("SEC") and state Blue Sky authorities.

In providing these services, the Investment Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Investment Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

2.  Brokerage.

In executing transactions for the Fund and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the 1940 Act) the Investment Adviser will use its best efforts to obtain the best price and execution for the Fund. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")) provided to the Fund and/or other accounts over which the Investment Adviser exercises investment discretion. It is understood that such services may be useful to the Investment Adviser in connection with its services to other clients.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.  Other Agreements; Use of Name, Etc.

It is understood that any of the shareholders, Trustees, officers, agents and employees of the Fund may be a shareholder, director, officer, agent or employee of or be otherwise interested in the Investment Adviser and in any affiliate thereof with the Investment Adviser and that the Investment Adviser and any affiliate thereof with the Investment Adviser may have an interest in the Fund. It is also understood that the Investment Adviser and persons affiliated with the Investment Adviser have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and businesses and that the Fund shall have no interest in the profits or opportunities derived from the same, that the Investment Adviser may give advice and take action in the performance of its duties with respect to such other clients that may differ from advice given on the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to confer upon the Investment Adviser any obligation to acquire for the account of the Fund a position in any security that the Investment Adviser or any affiliate thereof may acquire for its own account or for the account of any other client, if in the sole and absolute discretion of the Investment Adviser it is not for any reason practical or desirable to acquire a position in such security for the Fund's account.

The Investment Adviser shall authorize and permit any of its officers, directors and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Investment Adviser under this Agreement may be furnished through the medium of any of such officers, directors or employees.

4.  Compensation.

The Fund will pay to the Investment Adviser as compensation for the Investment Adviser's services rendered a fee, computed monthly, equal when annualized to (1) 2.5% of the average net assets for such month of its venture capital and other restricted securities constituting up to 25% of net assets and (2) the percentage that corresponds to the fee table below of the average net assets for such month of all other assets ("Other Assets"); provided that in no event shall such monthly fee when annualized exceed 1.36% of the average net assets of the Fund for such month.

Value of Other Assets	Annualized Fee Rate
$250,000,000 or less	0.98%
$250,000,001 to $500,000,000	0.88%
$500,000,001 to $1,000,000,000	0.80%
In excess of $1,000,000,000	0.7%

For purposes of this section, "average net assets" for any month shall be equal to the average of the net asset value of the appropriate assets at the last business day of such month and the net asset value of the appropriate assets at the last business day of the prior month. In determining average net assets for purposes of clauses (1) and (2) above, liabilities and expenses of the Fund shall be allocated pro rata based on the ratio that the assets referred to in each clause bear to the total assets of the Fund. Such fee shall be payable for each month within five business days after the end of such month.

For purposes of this Section 4, "venture capital and other restricted securities" shall be securities of issuers for which no market quotations are readily available and securities of companies for which market quotations are readily available but which are subject to legal or contractual restrictions on resale. Securities of companies for which public information is available but as to sale of which the safe harbor provided by Rule 144(k) is not available shall be considered to be subject to legal or contractual restrictions on resale.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Investment Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Investment Adviser may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Investment Adviser may prescribe in such notice, the compensation due the Investment Adviser shall be reduced and if necessary the Investment Adviser shall assume expenses of the Fund, to the extent required by such expense limitation. In no event shall the provisions of this Section 4 require the Investment Adviser to reduce its fee if not so required by an applicable statute or regulatory authority.

If the Investment Adviser shall serve for less than the whole of a month, the foregoing compensation shall be pro rated.

5.  Expenses.

The Investment Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are "affiliated persons" of the Investment Adviser, as that term is defined in the 1940 Act, or any of its "affiliated persons".

The Fund shall pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the organization and operation of the Fund including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Cash Purchase Plan, SEC and Financial Industry Regulatory Authority ("FINRA") fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons", accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, certain other organization expenses, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

6.  Assignment Terminates This Agreement; Amendments of This Agreement.

This Agreement shall automatically terminate, without the payment of any penalty in the event of its assignment, and this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by vote cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Adviser.

7.  Effective Period and Termination of This Agreement.

This Agreement shall become effective as of the date first written above and shall remain in full force and effect for an initial two-year term and continuously thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment.

Either party hereto may at any time terminate this Agreement without the payment of any penalty by not less than thirty (30) days' nor more than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action by the Fund to terminate this Agreement may be taken either by (i) vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

8.  Certain Definitions.

For the purposes of this Agreement, the "affirmative vote of a majority of outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Exchange Act and the Rules and Regulations thereunder.

9.  Non-liability of the Investment Adviser.

The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by Article V of the Fund's Declaration of Trust.

10.  Limitation of Liability of the Trustees and Shareholders.

A copy of the Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

11.  Furnishing of Materials.

During the term of this Agreement, the Fund agrees to furnish the Investment Adviser at its principal executive office all prospectuses, proxy statements, report to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Investment Adviser in any way, prior to use thereof and not to use such material if the Investment Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Adviser copies of any of the above-mentioned materials which refer in any way to the Investment Adviser. The Fund shall furnish or otherwise make available to the Investment Adviser such other information relating to the business affairs of the Fund as the Investment Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12.  Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, abrdn Life Sciences Investors and the Investment Adviser have each caused this instrument to be signed in duplicate on its behalf by its President or other officer thereunto duly authorized, all as of the date first hereinabove written.

ABRDN LIFE SCIENCES INVESTORS
By: ____________________________________
Title: ____________________________________
ABRDN INC.
By: ____________________________________
Title: ____________________________________

ABRDN HEALTHCARE OPPORTUNITIES FUND
INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT, dated as of [ ], 20[ ] between ABRDN HEALTHCARE OPPORTUNITIES FUND, a Massachusetts business trust (the "Fund"), and ABRDN INC., a Delaware corporation (the "Investment Adviser"),

W I T N E S S E T H:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  Services To Be Rendered by the Investment Adviser to the Fund.

Subject to the supervision and direction of the Board of Trustees of the Fund, the Investment Adviser will:

a.  act in strict conformity with the Fund's Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended

b.  manage the portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus;

c.  make investment decisions for the Fund;

d.  place purchase and sale orders for portfolio transactions for the Fund;

e.  supply the Fund with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies;

f.  supply or direct and supervise a third party administrator and/or custodian in the provision to the Fund of accounting and bookkeeping services, the calculation of the net asset value of shares of the Fund, and the management of the Fund's administrative affairs; and

g.  prepare or supervise and direct a third party administrator and/or custodian in the preparation of reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission ("SEC") and state Blue Sky authorities.

In providing these services, the Investment Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Investment Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

2.  Brokerage.

In executing transactions for the Fund and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the 1940 Act) the Investment Adviser will use its best efforts to obtain the best price and execution for the Fund. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")) provided to the Fund and/or other accounts over which the Investment Adviser exercises investment discretion. It is understood that such services may be useful to the Investment Adviser in connection with its services to other clients.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.  Other Agreements; Use of Name Etc.

It is understood that any of the shareholders, Trustees, officers, agents and employees of the Fund may be a shareholder, director, officer, agent or employee of or be otherwise interested in the Investment Adviser and in any affiliate thereof with the Investment Adviser and that the Investment Adviser and any affiliate thereof with the Investment Adviser may have an interest in the Fund. It is also understood that the Investment Adviser and persons affiliated with the Investment Adviser have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and businesses and that the Fund shall have no interest in the profits or opportunities derived from the same, that the Investment Adviser may give advice and take action in the performance of its duties with respect to such other clients that may differ from advice given on the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to confer upon the Investment Adviser any obligation to acquire for the account of the Fund a position in any security that the Investment Adviser or any affiliate thereof may acquire for its own account or for the account of any other client, if in the sole and absolute discretion of the Investment Adviser it is not for any reason practical or desirable to acquire a position in such security for the Fund's account.

The Investment Adviser shall authorize and permit any of its officers, directors and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Investment Adviser under this Agreement may be furnished through the medium of any of such officers, directors or employees.

4.  Compensation.

The Fund will pay to the Investment Adviser as compensation for the Investment Adviser's services rendered a fee, computed and payable monthly, equal when annualized to 1.00% of the average daily value of the Trust's managed assets. For purposes of this section, "managed assets" for any month shall be equal to the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). Borrowings for investment purposes include any form or combination of financial leverage instruments, such as borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Such fee shall be payable for each month within five business days after the end of such month.

In the event that the expenses of the Fund exceed any expense limitation which the Investment Adviser may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Investment Adviser may prescribe in such notice, the compensation due the Investment Adviser shall be reduced and if necessary the Investment Adviser shall assume expenses of the Fund, to the extent required by such expense limitation.

If the Investment Adviser shall serve for less than the whole of a month, the foregoing compensation shall be pro rated.

5.  Expenses.

The Investment Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are "affiliated persons" of the Investment Adviser, as that term is defined in the 1940 Act, or any of its "affiliated persons".

The Fund shall pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the operation of the Fund including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Stock Purchase Plan, SEC and Financial Industry Regulatory Authority ("FINRA") fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons", accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

6.  Amendments of This Agreement.

This Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by vote cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Adviser.

7.  Effective Period and Termination of This Agreement.

This Agreement shall become effective as of the date first written above and shall remain in full force and effect for an initial two-year term and continuously thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment.

Either party hereto may at any time terminate this Agreement without the payment of any penalty by not less than thirty (30) days' nor more than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action by the Fund to terminate this Agreement may be taken either by (i) vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

8.  Certain Definitions.

For the purposes of this Agreement, the "affirmative vote of a majority of outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Exchange Act and the Rules and Regulations thereunder.

9.  Non-Liability of the Investment Adviser.

The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by Article V of the Fund's Declaration of Trust.

10.  Limitation of Liability of the Trustees and Shareholders.

A copy of the Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

11.  Furnishing of Materials.

During the term of this Agreement, the Fund agrees to furnish the Investment Adviser at its principal executive office all prospectuses, proxy statements, report to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Investment Adviser in any way, prior to use thereof and not to use such material if the Investment Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Adviser copies of any of the above-mentioned materials which refer in any way to the Investment Adviser. The Fund shall furnish or otherwise make available to the Investment Adviser such other information relating to the business affairs of the Fund as the Investment Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12.  Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

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IN WITNESS WHEREOF, abrdn Healthcare Opportunities Fund and the Investment Adviser have each caused this instrument to be signed in duplicate on its behalf by its President or other officer thereunto duly authorized, all as of the date first hereinabove written.

ABRDN HEALTHCARE OPPORTUNITIES FUND
By: ____________________________________
Title: ____________________________________
ABRDN INC.
By: ____________________________________
Title: ____________________________________

ABRDN WORLD HEALTHCARE FUND
INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT, dated as of [ ], 20[ ] between ABRDN WORLD HEALTHCARE FUND, a Massachusetts business trust (the "Fund"), and ABRDN INC., a Delaware corporation (the "Investment Adviser"),

W I T N E S S E T H:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  Services To Be Rendered by the Investment Adviser to the Fund.

Subject to the supervision and direction of the Board of Trustees of the Fund, the Investment Adviser will:

a.  act in strict conformity with the Fund's Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended

b.  manage the portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus;

c.  make investment decisions for the Fund;

d.  place purchase and sale orders for portfolio transactions for the Fund;

e.  supply the Fund with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies;

f.  supply or direct and supervise a third party administrator and/or custodian in the provision to the Fund of accounting and bookkeeping services, the calculation of the net asset value of shares of the Fund, and the management of the Fund's administrative affairs; and

g.  prepare or supervise and direct a third party administrator and/or custodian in the preparation of reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission ("SEC") and state Blue Sky authorities.

In providing these services, the Investment Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Investment Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

2.  Brokerage.

In executing transactions for the Fund and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the 1940 Act) the Investment Adviser will use its best efforts to obtain the best price and execution for the Fund. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")) provided to the Fund and/or other accounts over which the Investment Adviser exercises investment discretion. It is understood that such services may be useful to the Investment Adviser in connection with its services to other clients.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3.  Other Agreements; Use of Name Etc.

It is understood that any of the shareholders, Trustees, officers, agents and employees of the Fund may be a shareholder, director, officer, agent or employee of or be otherwise interested in the Investment Adviser and in any affiliate thereof with the Investment Adviser and that the Investment Adviser and any affiliate thereof with the Investment Adviser may have an interest in the Fund. It is also understood that the Investment Adviser and persons affiliated with the Investment Adviser have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and businesses and that the Fund shall have no interest in the profits or opportunities derived from the same, that the Investment Adviser may give advice and take action in the performance of its duties with respect to such other clients that may differ from advice given on the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to confer upon the Investment Adviser any obligation to acquire for the account of the Fund a position in any security that the Investment Adviser or any affiliate thereof may acquire for its own account or for the account of any other client, if in the sole and absolute discretion of the Investment Adviser it is not for any reason practical or desirable to acquire a position in such security for the Fund's account.

The Investment Adviser shall authorize and permit any of its officers, directors and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Investment Adviser under this Agreement may be furnished through the medium of any of such officers, directors or employees.

4.  Compensation.

The Fund will pay to the Investment Adviser as compensation for the Investment Adviser's services rendered a fee, computed and payable monthly, equal when annualized to 1.00% of the average daily value of the Trust's managed assets. For purposes of this section, "managed assets" for any month shall be equal to the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). Borrowings for investment purposes include any form or combination of financial leverage instruments, such as borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Such fee shall be payable for each month within five business days after the end of such month.

In the event that the expenses of the Fund exceed any expense limitation which the Investment Adviser may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Investment Adviser may prescribe in such notice, the compensation due the Investment Adviser shall be reduced and if necessary the Investment Adviser shall assume expenses of the Fund, to the extent required by such expense limitation.

If the Investment Adviser shall serve for less than the whole of a month, the foregoing compensation shall be pro rated.

5.  Expenses.

The Investment Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are "affiliated persons" of the Investment Adviser, as that term is defined in the 1940 Act, or any of its "affiliated persons".

The Fund shall pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the operation of the Fund including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment and Stock Purchase Plan, SEC and Financial Industry Regulatory Authority ("FINRA") fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons", accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

6.  Amendments of This Agreement.

This Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by vote cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Adviser.

7.  Effective Period and Termination of This Agreement.

This Agreement shall become effective as of the date first written above and shall remain in full force and effect for an initial two-year term and continuously thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment.

Either party hereto may at any time terminate this Agreement without the payment of any penalty by not less than thirty (30) days' nor more than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action by the Fund to terminate this Agreement may be taken either by (i) vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

8.  Certain Definitions.

For the purposes of this Agreement, the "affirmative vote of a majority of outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Exchange Act and the Rules and Regulations thereunder.

9.  Non-Liability of the Investment Adviser.

The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by Article V of the Fund's Declaration of Trust.

10.  Limitation of Liability of the Trustees and Shareholders.

A copy of the Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

11.  Furnishing of Materials.

During the term of this Agreement, the Fund agrees to furnish the Investment Adviser at its principal executive office all prospectuses, proxy statements, report to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Investment Adviser in any way, prior to use thereof and not to use such material if the Investment Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Adviser copies of any of the above-mentioned materials which refer in any way to the Investment Adviser. The Fund shall furnish or otherwise make available to the Investment Adviser such other information relating to the business affairs of the Fund as the Investment Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

12.  Governing Law; No Third-Party Beneficiaries.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. There are no third-party beneficiaries of this Agreement.

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IN WITNESS WHEREOF, abrdn World Healthcare Fund and the Investment Adviser have each caused this instrument to be signed in duplicate on its behalf by its President or other officer thereunto duly authorized, all as of the date first hereinabove written.

ABRDN WORLD HEALTHCARE FUND
By: ____________________________________
Title: ____________________________________
ABRDN INC.
By: ____________________________________
Title: ____________________________________

SCHEDULE 1

OUTSTANDING SHARES AS OF RECORD DATE (JUNE 16, 2023)

As of June 16, 2023 there were:

	HQH	HQL	THQ	THW
Shares of beneficial interest issued and outstanding	48,351,111.0	26,212,047.0	41,356,057.7	37,998,415.6

SCHEDULE 2

SHAREHOLDERS OWNING 5% OR MORE OF EACH FUND

To the best of each Fund's knowledge, based upon filings made with the SEC, as of June 16, 2023, no persons or groups beneficially owned more than 5% of the voting securities of HQL, THQ or THW.

To the best of each Fund's knowledge, based upon filings made with the SEC, as of June 16, 2023, the below persons or groups beneficially owned more than 5% of the voting securities of the HQH:

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
HQH Common Stock	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	3,118,800 shares	6.6%

SCHEDULE 3

CURRENT EXECUTIVE OFFICERS OF THE FUNDS

The Boards and the senior management of the Funds appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Funds, and principal occupations during the past five years. Each executive officer is also an officer of Tekla, the investment adviser of the Funds, and considered to be an "interested person" of the Funds under the 1940 Act.

Name, Address and Year of Birth	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Dr. Daniel R. Omstead c/o Tekla Capital Management LLC, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110 Year of Birth: 1953	President	Since 2001

President of HQH (since 2001), of Tekla Life Sciences Investors ("HQL") (since 2001), of THQ (since 2014), of THW (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director: Hotspot Therapeutics, Inc. (since 2021); IlluminOss Medical, Inc. (2011-2020); Veniti, Inc. (2015-2018); Joslin Diabetes Center (2016-2019); Decipher Biosciences Inc. (2016-2018).

Laura Woodward c/o Tekla Capital Management LLC, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110 Year of Birth:1968	Chief Compliance Officer, Secretary and Treasurer	Since 2009

Chief Compliance Officer of HQH, HQL and Tekla Capital Management LLC (since 2009), of THQ (since 2014) and of THW (since 2015); Secretary and Treasurer, HQH and HQL (since 2009), of THQ (since 2014) and of THW (since 2015); Senior Manager, PricewaterhouseCoopers LLP (prior to 2009).

SCHEDULE 4

PROPOSED OFFICERS OF THE FUNDS

Certain biographical and other information relating to the new slate of officers expected to be elected into office by the New Boards is set forth below:

Name, Address, and Year of Birth	Expected Position(s) to be Held with the Funds	Principal Occupation(s) Held During the Past Five Years and Other Relevant Experience
Christian Pittard c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1973	President	Currently, Group Head of Product Opportunities and a Director of abrdn plc since 2010. Mr. Pittard joined abrdn from KPMG in 1999.
Dr. Daniel R. Omstead c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1953	Vice President

President of HQH (since 2001), of Tekla Life Sciences Investors ("HQL") (since 2001), of THQ (since 2014), of THW (since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002)[1]; Director: Hotspot Therapeutics, Inc. (since 2021); IlluminOss Medical, Inc. (2011-2020); Veniti, Inc. (2015-2018); Joslin Diabetes Center (2016-2019); Decipher Biosciences Inc. (2016-2018).

Laura Woodward c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1968	Vice President

Chief Compliance Officer of HQH, HQL and Tekla Capital Management LLC (since 2009), of THQ (since 2014) and of THW (since 2015); Secretary and Treasurer, HQH and HQL (since 2009), of THQ (since 2014) and of THW (since 2015); Senior Manager, PricewaterhouseCoopers LLP (prior to 2009).

Alan Goodson c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President

Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc, overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Lucia Sitar c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1971	Vice President, Chief Legal Officer

Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

1  Following completion of the Asset Transfer, Dr. Omstead and Ms. Woodward will be employed by abrdn Inc.

Name, Address, and Year of Birth	Expected Position(s) to be Held with the Funds	Principal Occupation(s) Held During the Past Five Years and Other Relevant Experience
Meghan Kennedy c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	Secretary	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. as a Senior Fund Administrator in 2005.
Sharon Ferrari c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Currently, Director Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Joseph Andolina c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer

Currently, Chief Risk Officer – Americas and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.

EXHIBIT B

Governance and Nominating Committee Charter

For convenience, this Charter refers to the Funds and their respective Boards of Trustees (each the "Board"), and their respective Governance and Nominating Committees (each the "Committee" or the "Governance and Nominating Committee") in the singular. However, this Charter applies to each Fund, its Board and its Committee independently.

Committee Membership

The Committee shall consist entirely of trustees of the Fund who (1) are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund or the Fund's investment adviser and (2) are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards ("Independent Trustees"). The President of the Fund, although not a member of the Committee, will cooperate with the Committee by assisting the Committee to discharge its responsibilities, including by recommending candidates and recruiting them for the Board or to serve as executive officers of the Fund.

Missions

The principal missions of the Committee are (i) to review, evaluate, and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund and (ii) to promote the effective participation of qualified individuals on the Board, on committees of the Board, and as executive officers of the Fund. The Committee shall consider the Corporate Governance Guidelines attached to this Charter as Appendix A in fulfilling its missions.

Governance Function

The Committee shall review, discuss, and make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. These may include, but are not limited to, issues relating to:

1.  the selection of the Fund's investment adviser (the "Adviser") and approval of the Fund's investment advisory contract;

2.  the selection and approval of the Fund's outside counsel ("Fund Counsel");

3.  the composition of the Board, including:

(a)  the size of the Board and the qualifications and representative areas of expertise of the members of the Board; and

(b)  retirement and succession policies relating to members of the Board;

4.  the members of the Board, including:

(a)  guidelines relating to ownership of shares of the Fund by members of the Board;

(b)  whether members of the Board may not serve in a similar capacity on the board of a registered investment company (i) which is not sponsored or advised by the Adviser or its affiliates and (ii) which the Committee in its discretion has determined to be competitive with the Fund taking into account such registered investment company's investment mandate;

(c)  continuing education of members of the Board; and

(d)  identification of best practices for members of the Board;

5.  the meetings of the Board, including:

(a)  coordination with the Chairman of the Board in developing the agenda for the meetings of the Board, with the assistance of the Adviser and Fund Counsel;

(b)  frequency of meetings of the Board; and

(c)  Board meeting attendance policies;

6.  the role of the Independent Trustees, including:

(a)  limitations on the ability of Independent Trustees to act and function independently of the Board and the Adviser; and

(b)  the quality of information received by the Independent Trustees;

7.  compensation for Independent Trustees;

8.  the role of the committees of the Board, including:

(a)  number and type of committees; and

(b)  periodic approval of the charter and scope of the responsibilities of each committee;

9.  the relationship between the Board and management, including:

(a)  oversight of and communication with management;

(b)  coordination with management to ensure that management has developed an appropriate plan to deal with succession and potential crisis management situations; and

10.  Board self-evaluation.

Nominating Function – Board

1.  The Committee shall make nominations for trustees and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates' qualifications for such positions and, in the case of candidates for election to the Board, whether they would qualify as Independent Trustees. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g. business, financial or family relationships with the Adviser). In determining candidates' qualifications for Board membership, the Committee shall consider factors which may be delineated in this Charter or the Fund's By-Laws and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2.  The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) qualify as Independent Trustees. In order for the Committee to evaluate any nominee recommended by a shareholder or shareholder group, potential trustee candidates and nominating shareholders or shareholder groups must satisfy the requirements provided in Appendix B to this Charter. The Committee shall not otherwise evaluate shareholder trustee nominees in a different manner than other nominees, and the standard of the Committee is to treat all equally qualified nominees in the same manner. Once a nomination has been timely received in proper form, the nominee will be asked to complete an eligibility questionnaire to assist the Committee in assessing the nominee's qualifications as a potential Independent Trustee. The Committee will make such determinations in its sole discretion and such determinations shall be final.

3.  The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4.  The Committee requires that each prospective trustee have a college degree or equivalent business experience. In addition to the requirements delineated in the Fund's By-Laws, the Committee may take into account a wide variety of factors in considering prospective trustees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) overall diversity of the Board's composition.

5.  The Committee shall evaluate the participation and contribution of each trustee coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other trustees to assist them in this evaluation.

Nominating Function – Committees

The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board and shall review committee assignments as necessary.

Other Powers and Responsibilities

1.  The Committee shall meet at least annually so it can carry out its review of the investment advisory agreement, recommend the selection of an Adviser, and consider Board and Committee nominations. The Committee shall meet at such other time or times as the Committee or the Board may determine appropriate or necessary and is empowered to hold special meetings as circumstances require.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund Counsel and to retain experts or other persons with specific competence at the expense of the Fund.

3.  The Committee shall review this Charter periodically and recommend any changes to the Board.

APPENDIX A

Corporate Governance Guidelines

1.  General

The intent is that the Board shall, wherever possible, comply in its structure and operations with the guidelines issued by the NYSE and the Securities and Exchange Commission ("SEC").

2.  Board Composition

(a)  The Fund's Declaration of Trust, as amended, provides that the Trustees shall be at least three and not more than fifteen in number, as fixed by the Trustees, and the number of Trustees is currently fixed at seven.

(b)  Independent Trustees shall represent at least 75% of Board membership.

(c)  The President of the Adviser, and such other officers of the Adviser as the Board may designate, shall be included among those nominated for Board membership, but they shall not be considered as Independent Trustees.

(d)  The Board shall seek to be broadly representative of the various skills and experience deemed necessary to ensure sound oversight of the Fund.

3.  Selection of Chairman of the Board

The Board shall annually elect its own Chairman from among those Independent Trustees elected by the shareholders. This election shall take place at the first Board meeting following the annual meeting of shareholders or upon the initiative of a two-thirds majority of the trustees.

4.  General Expectations

(a)  In serving as a trustee, each trustee must exercise duties of care and loyalty to the Fund.

(b)  Each Independent Trustee is expected to be knowledgeable about Fund business and financial operations through Board and Board committee meetings and personal inquiry and observation, and to contribute to the Board's oversight of the Fund's investment performance.

(c)  Each trustee is expected to devote sufficient time and attention to carrying out his or her duties and responsibilities as a trustee of the Fund and to ensure that other commitments or responsibilities do not materially interfere with his or her duties and responsibilities to the Fund.

(d)  The criteria to be used to evaluate candidates to serve as trustees, which will be reviewed from time to time by the Board or the Governance and Nominating Committee, will stress personal and professional integrity, sound judgment, relevant experience, a proven record of professional accomplishment, and a commitment to devote sufficient time and attention to Fund matters, among other relevant factors. In the case of a candidate to serve as an Independent Trustee, independence will be required in terms of both the letter and spirit of applicable law.

5.  Retirement of Trustees

Trustees shall serve for a three-year term upon nomination by the Committee and election by the shareholders. No person may be nominated for election to the Board, if that person is 75 years of age or older at the time of consideration, unless such nomination is approved by at least 66 2/3% of the Independent Trustees.

6.  Independent Trustee Sessions

Independent Trustees are expected to meet in separate session at least once each quarter, typically in conjunction with the regularly scheduled Board meeting for that quarter. In such sessions, Independent Trustees are expected to engage in candid discussions about Fund management performance and other sensitive matters deemed appropriate.

7.  Independent Trustee Authority to Hire Staff

Independent Trustees may hire their own staff to the extent deemed necessary to help Independent Trustees deal with matters on which they deem outside assistance to be necessary.

8.  Committees of the Board

(a)  The Board shall have four Committees:

(i)  an Audit Committee;

(ii)  a Valuation Committee;

(iii)  a Governance and Nominating Committee; and

(iv)  a Qualified Legal Compliance Committee.

(b)  A Compensation Committee, generally required by SEC and NYSE guidelines, is not deemed necessary as personnel of the Adviser serve as the Fund's officers, and the compensation of such personnel is determined and payable by the Adviser (with the exception of the Fund's Chief Compliance Officer). Oversight of the Adviser's budget, including compensation, shall be a factor in the Board's approval of the Adviser's investment advisory contract.

(c)  Each of the Board's committees shall have a charter (or policies and procedures), which shall have been approved by the Board. The Governance and Nominating Committee shall review periodically each such charter and recommend any changes to the Board. The Audit Committee shall review its charter annually to comply with NYSE Listing Standards and recommend any changes to the Board.

(d)  Committee Chairman and members shall be nominated by the Governance and Nominating Committee and approved by the Board.

(e)  The Audit Committee, Governance and Nominating Committee and Qualified Legal Compliance Committee shall each consist solely of Independent Trustees.

9.  Board Meetings

(a)  The Board is expected to meet no less than four times per year, including one meeting which coincides with the annual meeting of shareholders.

(b)  Trustees are expected to attend all Board meetings in person. Where conflicts prevent attendance in person, trustees may attend by telephone or video conference. It is expected that, during their term, trustees shall attend no fewer than 50% of Board meetings in person and no less than 75% of meetings where a majority of Independent Trustees must be present in person.

(c)  Agendas for Board meetings shall be proposed by the Adviser and Fund Counsel and approved by the Chairman of the Board at least two weeks in advance of each Board meeting and one month in advance of the annual meeting of shareholders.

(d)  Minutes for each Board meeting shall be prepared and circulated within a reasonable period of time following each Board meeting and shall highlight items on which follow-up action is required.

(e)  In their role as trustees, all trustees owe a duty of loyalty to the shareholders and to the Fund. This duty of loyalty mandates that the best interests of the shareholders and the Fund take precedence over any interests possessed by a trustee. In the event of any conflict of interests, a trustee shall promptly disclose such conflict to the Chairman of the Board and Fund Counsel and recuse him or herself from any discussions or votes involving the conflict.

(f)  The proceedings of the Board and its committees are confidential. Each trustee shall maintain the confidentiality of information received as part of his or her duty as a trustee.

10.  Board Access to Senior Management and Key Service Providers

Trustees must have reasonable access to Fund management and senior management of the Adviser. Trustees must have reasonable access to Fund Counsel, auditors, and other key service providers. Independent Trustees must have reasonable access to independent legal counsel. The Chairman of the Board is responsible for fostering constructive interaction between Fund management and the Board. The chairman of each committee is responsible for fostering constructive interaction between Fund management and the committee.

11.  Trustee Education

(a)  New trustees will review background materials and participate in an orientation program that includes discussions with incumbent trustees and senior management. Topics covered will include investment operations, compliance practices and operations, financial operations, and organizational structure.

(b)  Continuing trustee education will be a standing agenda item for each regularly scheduled meeting to cover timely topics based on industry developments and Fund operations.

12.  Review of Strategic Planning

The Board will periodically review the continued organizational strength of the Fund, Fund management, and the Adviser to ensure the Fund's continued short-term and long-term viability. At least biannually, the Board will review the Fund's annual and longer term strategic business plans and management development and succession plan.

13.  Board Compensation

The Independent Trustees will establish and periodically review their compensation.

14.  Insurance Coverage and Indemnification

The Fund will maintain directors' and officers'/errors and omissions insurance coverage and/or indemnification that is adequate to ensure the independence and effectiveness of the Independent Trustees. The Independent Trustees will periodically review the effectiveness of such insurance coverage and/or indemnification.

15.  Board Evaluation

The Governance and Nominating Committee shall prepare a Board self-evaluation instrument that each trustee shall complete annually.

Appendix B

Procedures and Eligibility Requirements for
Shareholder Submission of Nominee Candidates2

A.  Nominee Requirements

Trustee nominees recommended by shareholders must fulfill the following requirements:

1.  The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

2.  Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

3.  Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

4.  The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

5.  The nominee may not control (as "control" is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

B.  Nominating Shareholder or Shareholder Group Requirements

The nominating shareholder or shareholder group must meet the following requirements:

1.  Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund's securities that are eligible to vote at the time of submission of the nominee and at the time of the meeting where the nominee may be elected. Each of the securities used for purposes of calculating the required ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment, and the securities used for purposes of calculating the required ownership cannot be held "short."

2.  The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

2  Appendix B applies only to trustee nominee recommendations made by shareholders to the Governance and Nominating Committee. Refer to the Fund's By-laws regarding submission of shareholder proposals for the election of trustees. Unless otherwise specified herein, please refer to the Securities Exchange Act of 1934 and regulations thereunder for interpretations of terms used in this Appendix B.

C.  Deadlines and Limitations

1.  A nominating shareholder or shareholder group may not submit more than one nominee per year.

2.  All nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund.

D.  Making a Submission

Shareholders recommending potential trustee candidates must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund's Secretary. Notice to the Fund's Secretary should include: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to stand for election and be named in the Fund's proxy statement, if nominated by the Board, and to serve as a trustee, if so elected.

FORM OF PROXY	FORM OF PROXY

TEKLA CAPITAL MANAGEMENT LLC

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 14, 2023

100 Federal Street, 19th Floor, Boston, Massachusetts 02110

[INSERT FUND NAME]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”), hereby appoints Daniel R. Omstead, Jeffrey A. Bailey and Kathleen L. Goetz, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on August 14, 2023 at 9:00 a.m., Eastern Time, at 100 Federal Street, 19th Floor, Boston, Massachusetts 02110, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) between the Fund and abrdn Inc.	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 14, 2023

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/TEKLASPECIAL

FORM OF PROXY	FORM OF PROXY

TEKLA CAPITAL MANAGEMENT LLC

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 14, 2023

100 Federal Street, 19th Floor, Boston, Massachusetts 02110

[INSERT FUND NAME]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”), hereby appoints Daniel R. Omstead, Jeffrey A. Bailey and Kathleen L. Goetz, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on August 14, 2023 at 9:30 a.m., Eastern Time, at 100 Federal Street, 19th Floor, Boston, Massachusetts 02110, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE BELOW NOMINEES

ELECTION OF FOUR TRUSTEES TO THE BOARD OF TRUSTEES TO THE CLASS SPECIFIED IN THE PROXY STATEMENT
	FOR	WITHHOLD
1a. Stephen Bird	☐	☐
1b. Rose DiMartino	☐	☐
1c. C. William Maher	☐	☐
1d. Todd Reit	☐	☐

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 14, 2023

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/TEKLASPECIAL